                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  /x/

Filed by a Party other than the Registrant  / /

Check the appropriate box:

/ /  Preliminary Proxy Statement

/x/  Definitive Proxy Statement

/ /  Definitive Additional Materials

/ /  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                           KLA INSTRUMENTS CORPORATION
                (Name of Registrant as Specified In Its Charter)

                           KLA INSTRUMENTS CORPORATION
                                 160 RIO ROBLES
                               SAN JOSE, CA 95134
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/x/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2).

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:
          ______________________________________________________________________

     2)   Aggregate number of securities to which transaction applies:
          ______________________________________________________________________

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)
          ______________________________________________________________________

     4)   Proposed maximum aggregate value of transaction:
          ______________________________________________________________________

     (1) Set forth the amount on which the filing fee is calculated and state how it was determined.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:
          ______________________________________________________________________

     2)   Form, Schedule or Registration Statement No.:
          ______________________________________________________________________

     3)   Filing Party:
          ______________________________________________________________________

     4)   Date Filed:
          ______________________________________________________________________

                           KLA INSTRUMENTS CORPORATION

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To Be Held November 18, 1996

         The Annual Meeting of Stockholders of KLA INSTRUMENTS CORPORATION (the "Company") will be held at the offices of the Company, 160 Rio Robles, San Jose, California 95134, on Monday, November 18, 1996 at 11:00 a.m. for the following purposes:

         1. To elect two (2) directors to Class I of the Board of Directors.

         2. To approve amendments to the 1982 Stock Option Plan (the "Option Plan") (a) to increase the number of shares reserved for issuance pursuant to the Option Plan (i) by 1,600,000 shares in fiscal 1997, (ii) on the first day of each subsequent fiscal year by 3% of the number of shares of Common Stock then issued and outstanding, and (iii) at any time by the number of shares, if any, repurchased on the open market for issuance under the Option Plan (all subject to a limit regarding the number of shares subject to incentive stock options that may be granted), and (b) to extend the term of the Option Plan to July 29, 2006.

         3. To approve an amendment to the 1981 Employee Stock Purchase Plan (the "Purchase Plan") to increase the number of shares reserved for issuance under the Purchase Plan by 800,000 shares.

         4. To ratify the appointment of Price Waterhouse LLP as the independent accountants of the Company for the fiscal year ending June 30, 1997.

         5. To transact such other business as may properly come before the meeting, or any adjournment thereof.

         Stockholders of record at the close of business on September 20, 1996, shall be entitled to vote at the meeting.

                                 By order of the Board of Directors


                                 PAUL E. KREUTZ
                                 Secretary

San Jose, California
October 11, 1996

IMPORTANT: PLEASE FILL IN, DATE, SIGN AND MAIL PROMPTLY THE ENCLOSED PROXY IN THE POSTAGE-PAID ENVELOPE PROVIDED TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON IF YOU WISH TO DO SO EVEN THOUGH YOU HAVE SENT IN YOUR PROXY.

                           KLA INSTRUMENTS CORPORATION

                                 PROXY STATEMENT

         The accompanying Proxy is solicited by the Board of Directors of KLA Instruments Corporation, a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders to be held on Monday, November 18, 1996, at 11:00 a.m., local time, or at any adjournment thereof. The meeting will be held at the Company's offices located at 160 Rio Robles, San Jose, California 95134. The Company's telephone number at that location is (408) 434-4200. At the meeting, only stockholders of record at the close of business on September 20, 1996, shall be entitled to vote. On that date, the Company had outstanding 51,062,224 shares of Common Stock. The date of this Proxy Statement is October 11, 1996, the approximate date on which the Proxy Statement and form of Proxy were first sent or given to stockholders.

         Each stockholder is entitled to one vote for each share of stock held by him or her on all matters. If no instructions are given on the executed Proxy, the Proxy will be voted in favor of the proposals described.

         The Company will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement, the proxy and any additional soliciting materials sent to shareholders. The Company has retained the services of MacKenzie Partners, Inc. ("MacKenzie") to aid in the solicitation of proxies, deliver proxy materials to brokers, nominees, fiduciaries and other custodians for distribution to beneficial owners of stock and to solicit proxies therefrom. MacKenzie will receive a fee of $7,500 and reimbursement of all reasonable out-of-pocket expenses. In addition, the Company may reimburse brokerage houses and other custodians, nominees and fiduciaries for their expenses incurred in forwarding solicitation materials to the beneficial owners of the stock held of record by such persons. It is contemplated that Proxies will be solicited principally through the mail, but directors, officers and regular employees of the Company may, without additional compensation, solicit Proxies, personally or by telephone, telegraph or special letter.

         Any Proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company a written notice of revocation or duly executed Proxy bearing a later date or by attending the meeting and voting in person.

         The Annual Report to Stockholders for the fiscal year ended June 30, 1996 accompanies this Proxy Statement.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

         The Company has a classified Board of Directors consisting of three Class I directors (Kenneth Levy, Robert E. Lorenzini and Samuel Rubinovitz), two Class II directors (Leo J. Chamberlain and Dag Tellefsen), and three Class III directors (Edward W. Barnholt, Yoshio Nishi, and Kenneth L. Schroeder), who will serve until the annual meetings of stockholders to be held in 1996, 1997 and 1998, respectively, or until their respective successors are duly elected and qualified. At each annual meeting of stockholders, directors are elected for a full term of three years to succeed those directors whose terms expire at the annual meeting.

         The terms of the three directors in Class I will expire on the date of the upcoming annual meeting. Two persons are to be elected to Class I of the Board of Directors at the meeting. The nominees for election by the stockholders to these two positions are Kenneth Levy and Samuel Rubinovitz, both current members of the Board of Directors in Class I. Robert E. Lorenzini, a current member of the Board of Directors in Class I, will not be standing for election at the meeting. If elected, the nominees will serve as directors until the Company's annual meeting of stockholders in 1999, or until their successors are elected and qualified. If any of the nominees declines to serve or becomes unavailable for any reason, or if a vacancy occurs before the election, the Proxies may be voted for such substitute nominees as management may designate. The proxy holders have also been advised that in the event any of the nominees shall not be available for election, a circumstance that is not currently expected, they may vote for the election of substitute nominees in accordance with their judgment.

         If a quorum is present and voting, the two nominees for Class I director receiving the highest number of votes will be elected as Class I directors. Abstentions and shares held by brokers that are present, but not voted because the brokers were prohibited from exercising discretionary authority, i.e., "broker non-votes," will be counted as present in determining if a quorum is present.

         The following table indicates the name and age of each member of the Company's Board of Directors, the year in which each such member became a director of the Company and each such member's principal occupation. The principal occupation of each such member has been his principal occupation for the past five (5) years unless otherwise noted.



                                                          DIRECTOR       EMPLOYMENT OR
NAME                                     AGE               SINCE         PRINCIPAL OCCUPATION
---------------------------------     ---------        --------------    ----------------------------------------------------
Kenneth Levy                             54                1975          Co-Founder, Chairman of the Board and Chief
                                                                         Executive Officer.  Since May 1993, a Director
                                                                         of Ultratech Stepper, Inc., a manufacturer of
                                                                         photolithography equipment; since April 1993, a
                                                                         Director of Network Peripherals, Inc., a supplier
                                                                         of high-performance client-server networking
                                                                         solutions; and since August 1995, a Director of
                                                                         Integrated Process Equipment Corporation, a
                                                                         manufacturer of semiconductor processing
                                                                         equipment for chemical, mechanical planarization
                                                                         (CMP) and cleaning of advanced integrated circuits.

Kenneth L. Schroeder                     50                1991          President, Chief Operating Officer and Director
                                                                         since November 1991.  Senior Vice President
                                                                         from 1985 to 1987.  Vice President from 1979
                                                                         to 1985.  From May 1990 to November 1991, President,
                                                                         Chief Operating Officer and Director of Genus Corporation,
                                                                         a manufacturer of thin film deposition and ion implant
                                                                         equipment. Since August 1995, a Director of GaSonics
                                                                         International, a manufacturer of semiconductor processing
                                                                         equipment.

Edward W. Barnholt                       53                1995          Since October 1990, General Manager of the Test and
                                                                         Measurement organization, Hewlett-Packard Company
                                                                         ("Hewlett-Packard"), a manufacturer of electronic and
                                                                         computer equipment.  From 1988 to 1990, General Manager of the Electronic Instruments Group, Hewlett-Packard.
                                                                         Elected Vice President of Hewlett-Packard in July 1988 and
                                                                         Senior Vice President in November 1993.

Leo J. Chamberlain                       66                1982          Private investor.  Since March 1989, a Director of Octel
                                                                         Communications Corporation ("Octel"), a manufacturer of
                                                                         high-performance voice processing systems.

                                                          DIRECTOR       EMPLOYMENT OR
NAME                                     AGE               SINCE         PRINCIPAL OCCUPATION
---------------------------------     ---------        --------------    ----------------------------------------------------
Robert E. Lorenzini                      59                1976          Since February 1995, Chairman and Chief Executive Officer
                                                                         of Virtual Golf, Inc., a manufacturer of sports simulation systems. From October 1988 until January 1994, President
                                                                         and Chief Executive Officer and from January 1994, Chairman of the Board of Sun Power Corporation, a manufacturer of
                                                                         semiconductor devices.  Since October 1986, a Director of
                                                                         FSI International, a semiconductor process equipment
                                                                         manufacturer.

Yoshio Nishi                             56                1989          Since May 1995, Director of Research and Development and
                                                                         Senior Vice President of the Semiconductor Group, Texas
                                                                         Instruments, Inc., a manufacturer of integrated circuits
                                                                         and electronic equipment.  From January 1986 to April 1995,
                                                                         Director of Silicon Process Laboratory, Hewlett-Packard
                                                                         Laboratories, a semiconductor technology research facility affiliated with Hewlett-Packard.  Since April 1993, a
                                                                         Director of Silicon Valley Research, Inc., a software
                                                                         developer of integrated circuit place and route tools.
                                                                         Consulting Professor in the Department of Electrical
                                                                         Engineering at Stanford University since 1986.

Samuel Rubinovitz                        66                1990          Previously served as a director of the Company from October
                                                                         1979 to January 1989.  From April 1989 to January 1994,
                                                                         Executive Vice President and from April 1989 to April 1996,
                                                                         Director of EG&G, Inc., a diversified manufacturer of
                                                                         scientific instruments and electronic, optical and
                                                                         mechanical equipment. Since October 1984, a Director of
                                                                         Richardson Electronics, Inc., a manufacturer and
                                                                         distributor of electron tubes and semiconductors.  Since
                                                                         September 1994, a Director of LTX Corporation, a
                                                                         manufacturer of semiconductor capital equipment.  Since
                                                                         June 1985, a Director of Kronos, Inc., a manufacturer of
                                                                         electronic time keeping systems.

Dag Tellefsen                            54                1978          General Partner of the investment manager of Glenwood
                                                                         Ventures I and II, venture capital funds.  Since January
                                                                         1993, a Director of Iwerks Entertainment Corporation, a
                                                                         provider of not-at-home entertainment.  Since September
                                                                         1982, a Director of Octel.

         The Board of Directors has an Audit Committee, a Compensation Committee and a Nominating Committee. Messrs. Lorenzini and Rubinovitz are the members of the Audit Committee, which held two (2) meetings during fiscal 1996. The functions of the Audit Committee include recommending the independent accountants to the Board of Directors and providing oversight of the services rendered by the independent accountants. Messrs. Chamberlain and Tellefsen are the members of the Compensation Committee, which held one (1) meeting in fiscal 1996. The Compensation Committee reviews and establishes cash and stock-based compensation for corporate officers and key employees. Messrs. Levy and Nishi are the members of the Nominating Committee, which held one (1) meeting in fiscal 1996. The Nominating Committee was formed for purposes of identifying and evaluating the qualifications of all candidates for election to the Board of Directors. The Nominating Committee will consider nominations recommended by stockholders. Stockholders wishing to submit nominations must notify the Company of their intent to do so (and provide the Company with certain information set forth in the Company's bylaws, a copy of which may be obtained from the Company) on or before the date on which stockholder proposals to be included in the proxy statement for the stockholder meeting must be received by the Company.

         During fiscal 1996, the Board of Directors held five (5) meetings. Other than Messrs. Barnholt and Nishi, no director attended fewer than 75% of the aggregate of (i) all meetings of the Board of Directors (held during the period in which such director served) and (ii) all meetings of committees of the Board on which such director served.

                      STOCK OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

         The following table sets forth certain information regarding the Company's Common Stock owned on August 31, 1996, by (i) each person who is known to the Company to own beneficially more than five percent (5%) of the Company's Common Stock, (ii) each of the directors and director-nominees of the Company,
(iii) the Chief Executive Officer and the four other most highly compensated executive officers of the Company as of June 30, 1996, whose salary and bonus for the year ended June 30, 1996 exceeded $100,000, and (iv) all directors and executive officers of the Company as a group:

                     NAME OR IDENTITY                                    NUMBER OF
               OF BENEFICIAL OWNER OR GROUP                             SHARES OWNED                       PERCENT
-------------------------------------------------------      --------------------------------        ------------------
The Capital Group Companies, Inc.                                       5,840,800 (1)                        11.4
    333 South Hope Street
    Los Angeles, CA  90071

The Prudential Insurance Company of America                             5,115,640 (2)                        10.0
    Prudential Plaza
    Newark, NJ  07102

Kenneth Levy                                                            1,891,934 (3)                         3.7

Kenneth L. Schroeder                                                      286,258 (4)                           *

Arthur P. Schnitzer                                                       115,898 (4)                           *

Robert E. Lorenzini                                                        38,886 (4)                           *

Robert J. Boehlke                                                          27,235 (4)                           *

Yoshio Nishi                                                               24,886 (4)                           *

Leo J. Chamberlain                                                         14,512 (4)                           *

Gary E. Dickerson                                                          11,190 (4)                           *

Samuel Rubinovitz                                                           9,000 (4)                           *

Dag Tellefsen                                                               6,520 (4)                           *

Edward W. Barnholt                                                            648 (4)                           *

All directors and executive
officers as a group (21 persons):                                       2,523,209 (5)                         4.9

-----------------------

*    Represents less than one percent (1%).

(1) Consists of 4,645,800 shares, 599,700 shares and 595,300 shares beneficially owned by Capital Guardian Trust Company, Capital International Limited and Capital International, S.A., respectively, each of which is a subsidiary of the Capital Group Companies, Inc.

(2) Includes 5,081,700 shares beneficially owned by Jennison Associates Capital Corp. ("Jennison"), a wholly-owned subsidiary of the Prudential Insurance Company of America ("Prudential"). Consists of shares beneficially owned by clients of Jennison or Prudential, which may be deemed to have sole or shared voting or dispositive power with respect to such shares in their capacities as investment advisors to such clients.

(3) Includes 262,000 shares held in trusts for the benefit of Mr. Levy's children, as to which Mr. Levy, who is co-trustee of the trusts, disclaims beneficial ownership. Also includes 196,888 shares issuable upon exercise of options held by Mr. Levy, which are currently exercisable or exercisable within 60 days of August 31, 1996, granted under the Company's 1982 Stock Option Plan.

(4)      Includes 163,332, 112,453, 18,886, 25,341, 24,886, 6,112, 9,605, 5,000,
         6,520 and 648 shares issuable upon exercise of options held by Messrs. Schroeder, Schnitzer, Lorenzini, Boehlke, Nishi, Chamberlain, Dickerson, Rubinovitz, Tellefsen, and Barnholt, respectively, which are currently exercisable or exercisable within 60 days of August 31, 1996, granted under the 1982 Stock Option Plan and the 1990 Outside Directors Stock Option Plan.

(5) Includes 646,178 shares issuable upon exercise of options, which are currently exercisable or exercisable within 60 days of August 31, 1996, granted under the 1982 Stock Option Plan and the 1990 Outside Directors Stock Option Plan.

                    EXECUTIVE COMPENSATION AND OTHER MATTERS

COMPENSATION OF EXECUTIVE OFFICERS

         The following table sets forth information concerning the compensation earned during the fiscal years ended June 30, 1994, 1995, and 1996 by the Chief Executive Officer of the Company and the four other most highly compensated executive officers of the Company as of June 30, 1996 whose total salary and bonus for the fiscal year ended June 30, 1996 exceeded $100,000:

                                SUMMARY COMPENSATION TABLE

                                                                                                 Long Term
                                               Annual Compensation                              Compensation
                                --------------------------------------------------------       -----------------
                                                                                                 Securities
        Name and                                                           Other Annual          Underlying          All Other
   Principal Position            Year         Salary         Bonus         Compensation       Options/SARs (1)      Compensation
------------------------        ------      ----------     ---------     ---------------      -----------------    ---------------

Kenneth Levy                     1996        $350,289      $413,070            (2)                     -0-          $111,023 (3)
Chairman of the Board            1995        $274,807      $314,500            (2)                 120,000           $65,066 (4)
and Chief Executive              1994        $256,823      $220,000            (2)                     -0-           $48,016 (5)
Officer

Kenneth L. Schroeder             1996        $330,777      $396,095            (2)                      -0-         $106,810 (3)
President, Chief                 1995        $263,815      $302,280            (2)                  120,000          $62,802 (4)
Operating Officer                1994        $248,100      $211,200            (2)                      -0-          $40,771 (5)
and Director

Robert J. Boehlke                1996        $248,185      $186,008            (2)                      -0-          $79,526 (3)
Vice President, Finance          1995        $223,568      $166,340            (2)                   80,000          $54,414 (4)
and Administration and           1994        $223,808      $152,995            (2)                      -0-          $16,664 (5)
Chief Financial Officer

Arthur P. Schnitzer              1996        $225,826      $154,790            (2)                      -0-          $73,104 (3)
Group Vice President             1995        $199,846      $127,539            (2)                   80,000          $49,752 (4)
Wafer and Reticle                1994        $177,154      $110,223            (2)                      -0-          $14,994 (5)
Inspection

Gary E. Dickerson                1996        $221,346      $172,500            (2)                   20,000          $73,104 (3)
Vice President                   1995        $171,593       $56,532            (2)                   60,000          $43,456 (4)
                                 1994        $130,932       $42,184            (2)                   10,000          $12,959 (5)

-------------------------------

(1)      Represents options granted pursuant to 1982 Stock Option Plan.

(2) Total amount of personal benefits paid to this executive officer during the fiscal year was less than the lesser of (i) $50,000 or (ii) 10% of such executive officer's total reported salary and bonus.

(3) Consists of (i) cash payments to Messrs. Levy, Schroeder, Boehlke, Schnitzer and Dickerson pursuant to the Company's profit sharing plan of $43,809, $42,009, $30,350, $27,605 and $27,605, respectively, (ii)
         amounts contributed by the Company to the 401(k) Plan under the profit sharing plan for the benefit of Messrs. Levy, Schroeder, Boehlke, Schnitzer and Dickerson of $24,484, $24,330, $22,985, $22,582 and
         $22,582, respectively, (iii) amounts contributed by the Company to the Company's Excess Profit Stock Plan for the benefit of Messrs. Levy, Schroeder, Boehlke, Schnitzer and Dickerson of $34,230, $31,971, $17,690, $14,416 and $14,416, respectively, (iv) a matching contribution of $1,000 made by the Company pursuant to the 401(k) Plan to each of the above named officers, and (v) a matching contribution of $7,500 made by the Company pursuant to the Company's Supplemental Executive Benefit Plan (the "SEBP") to each of the above named officers.

(4) Consists of (i) cash payments to Messrs. Levy, Schroeder, Boehlke, Schnitzer and Dickerson pursuant to the Company's profit sharing plan of $25,193, $24,184, $20,474, $18,343 and $15,489, respectively, (ii)
         amounts contributed by the Company to the 401(k) Plan under the profit sharing plan for the benefit of Messrs. Levy, Schroeder, Boehlke, Schnitzer and Dickerson of $31,374, $30,118, $25,440, $22,909 and
         $19,467, respectively, (iii) a matching contribution of $1,000 made by the Company pursuant to the 401(k) Plan to each of the above named officers, and (iv) a matching contribution of $7,500 made by the Company pursuant to the SEBP to each of the above named officers.

(5) Consists of (i) payments by the Company pursuant to the profit sharing plan to Messrs. Levy, Schroeder, Boehlke, Schnitzer and Dickerson, including amounts contributed to the 401(k) Plan for the benefit of such person, of $9,791, $9,411, $8,414, $6,744, and $4,709, respectively, (ii) a matching contribution of $750 made by the Company pursuant to the Company's 401(k) Plan to each of the above named officers, (iii) a matching contribution of $7,500 made by the Company pursuant to the SEBP to each of the above-named officers, and (iv) payments by the Company to Messrs. Levy and Schroeder of $29,975 and $23,110, respectively, paid in lieu of their participation in the Company's 1981 Employee Stock Purchase Plan.

STOCK OPTIONS GRANTED IN FISCAL 1996

The following table provides the specified information concerning grants of options to purchase the Company's Common Stock made during the fiscal year ended June 30, 1996, to the persons named in the Summary Compensation Table:

                                     OPTION/SAR GRANTS IN LAST FISCAL YEAR (1)

                                                                                                      Potential Realizable Value
                                                                                                       at Assumed Annual Rates
                               Number of          % of Total                                                of Stock Price
                              Securities         Options/SARs         Exercise                         Appreciation for Option
                              Underlying            Granted            or Base                                 Term (2)
                             Options/SARs        to Employees           Price         Expiration     --------------------------
          Name                Granted (1)     in Fiscal Year (1)       ($/Sh)            Date          5% ($)         10% ($)
----------------------      ------------      -----------------     -----------      -----------     ----------      ----------

Kenneth Levy                     --                   --                  --                --               --             --

Kenneth L. Schroeder             --                   --                  --                --               --             --

Robert J. Boehlke                --                   --                  --                --               --             --

Arthur P. Schnitzer              --                   --                  --                --               --             --

Gary E. Dickerson            20,000 (3)             1.49%             $42.50           7/28/05         $534,560     $1,354,681

-----------------

(1)      Represents options granted pursuant to 1982 Stock Option Plan.

(2) Potential gains are net of exercise price, but before taxes associated with exercise. These amounts represent certain assumed rates of appreciation only, based on the Securities and Exchange Commission's rules. Actual gains, if any, on stock option exercises are dependent on the future performance of the Company's Common Stock, overall market conditions and option holders' continued employment through the vesting period. The amounts reflected in the table may not necessarily be achieved.

(3) The Option was granted at fair market value on July 28, 1995. The Option vests in thirty (30) equal monthly installments beginning thirty
         (30) months after the date of grant.


OPTION EXERCISES AND FISCAL 1996 YEAR-END VALUES

         The following table provides the specified information concerning exercises of options to purchase the Company's Common Stock in the fiscal year ended June 30, 1996, and unexercised options held as of June 30, 1996, by the persons named in the Summary Compensation Table:

                                           AGGREGATED OPTION/SAR EXERCISES AND
                                               FISCAL YEAR-END VALUES (1)

                                                                     Number of Securities          Value of Unexercised In-the-
                                                                    Underlying Unexercised             Money Options/SARs at
                                Shares                            Options/SARs at 6/30/96 (1)             6/30/96 (1)(2)
                               Acquired           Value        --------------------------------   ------------------------------
Name                          on Exercise       Realized        Exercisable       Unexercisable    Exercisable      Unexercisable
----                         ------------      -----------    ---------------     --------------  -------------     --------------

Kenneth Levy                   60,700          $2,404,378         194,111            133,889        $3,820,602          $818,023

Kenneth L. Schroeder           20,000            $844,376         138,333            211,667        $2,688,431        $2,334,694

Robert J. Boehlke              24,000          $1,023,248          22,749             92,963          $437,075          $615,487

Arthur P. Schnitzer                --                  --         109,212             96,204        $2,141,665          $676,863

Gary E. Dickerson               3,400            $135,775           7,236             94,964          $126,948          $448,811

----------------

(1)      Represents options granted pursuant to 1982 Stock Option Plan.

(2) Based on the value of $23.25 per share, which was the closing price of the Company's Common Stock on June 28, 1996.

CHANGE IN CONTROL ARRANGEMENTS

         Options granted under the Company's 1982 Stock Option Plan contain provisions pursuant to which, under certain circumstances, all outstanding options and shares granted under such plan shall become fully vested and immediately exercisable upon a "change in control," as defined in such plan.

         In the event of the involuntary termination of Michael W. Morrissey, Vice President, Customer Group, other than for cause, the Company has agreed to continue to pay Mr. Morrissey's mortgage differential allowance until an aggregate of $250,000 has been paid following the termination date. See "Certain Transactions."

COMPENSATION OF DIRECTORS

         During the fiscal year ended June 30, 1996, the Company paid each non-employee director an annual retainer of $10,000 per year plus $1,000 for each Board meeting attended and $500 for each Board committee meeting attended. Effective September 1, 1996, the Company has increased the amount of the annual retainer, the fee per Board meeting and the fee per committee meeting to $11,000, $1,100 and $550, respectively, provided that in the event a director attends a meeting via telephone rather than in person, only 50% of the meeting fee is payable. The Company reimburses expenses incurred by directors in attending Board meetings. In addition, the Company reimbursed directors a total of $6,899 in fiscal 1996 for travel expenses for their spouses to attend one meeting at a site away from the Company's executive offices.

         Under the Directors Plan, each non-employee director (an "Outside Director") is automatically granted an initial option to purchase 5,000 shares of the Company's Common Stock upon the effective date of the Directors Plan or the date of such Outside Director's initial election to the Board of Directors, and an additional option to purchase 5,000 shares of Common Stock on each anniversary of the initial grant, each at an exercise price equal to the fair market value of the Common Stock on the date of grant.

CERTAIN TRANSACTIONS

         Upon joining the Company in April 1996, Michael W. Morrissey, Vice President, Customer Group, received a hiring bonus of $100,000, which was paid in the form of an interest-free loan that will be forgiven in four equal annual installments, subject to Mr. Morrissey's continuous employment.

         In connection with Mr. Morrissey's geographic relocation to join the Company, the Company has agreed to reimburse Mr. Morrissey for the difference between the monthly payment for his home mortgage prior to joining the Company and a mortgage for a home in the San Francisco Bay Area, up to a maximum differential of $800,000 in the principal amount of the two mortgages. This allowance will be paid monthly for an initial period of five years, followed by allowances in years six, seven and eight equal to 75%, 50% and 25%, respectively, of the original monthly allowance. The allowance will terminate after year eight. In the event of involuntary termination other than for cause, the Company will continue to pay Mr. Morrissey's monthly allowance up to an additional $250,000 paid in the aggregate after the date of termination.

CHANGES TO BENEFIT PLANS

         1982 STOCK OPTION PLAN. The Board of Directors has adopted amendments to the 1982 Stock Option Plan (the "Option Plan"), subject to stockholder approval, (a) to increase the number of shares reserved for issuance pursuant to the Option Plan (i) by 1,600,000 shares in fiscal 1997, (ii) on the first day of each subsequent fiscal year by 3% of the number of shares of Common Stock then issued and outstanding, and (iii) at any time by the number of shares, if any, repurchased on the open market for issuance under the Option Plan (all subject to a limit regarding the number of shares subject to incentive stock options that may be granted), and (b) to extend the term of the Option Plan to July 29, 2006. See "PROPOSAL NO. 2 -- APPROVAL OF AMENDMENTS TO 1982 STOCK OPTION PLAN." The New Plan Benefits Table sets forth grants of stock options under the Option Plan during the fiscal year ended June 30, 1996, to (i) the Chief Executive Officer of the Company and the four other most highly compensated executive officers of the Company as of June 30, 1996, (ii) all current executive officers as a group, and (iii) all employees, including all officers who are not executive officers, as a group. Non-employee directors are not eligible to participate in the Option Plan. Grants under the Option Plan are made at the discretion of the Board of Directors; accordingly, future grants under the Option Plan are not yet determinable.

         1981 EMPLOYEE STOCK PURCHASE PLAN. The Board of Directors has adopted an amendment to the 1981 Employee Stock Purchase Plan (the "Purchase Plan"), subject to stockholder approval, to increase the number of shares reserved for issuance pursuant to the Purchase Plan by 800,000 shares. See "PROPOSAL NO. 3 -- APPROVAL OF AMENDMENT TO 1981 EMPLOYEE STOCK PURCHASE PLAN." The New Plan Benefits Table sets forth purchases of stock under the Purchase Plan during the fiscal year ended June 30, 1996 by (i) the Chief Executive Officer of the Company and the four other most highly compensated executive officers of the Company as of June 30, 1996, (ii) all current executive officers as a group, and
(iii) all employees, including all officers who are not executive officers, as a group. Non-employee directors are not eligible to participate in the Purchase Plan. Purchases of stock under the Purchase Plan are made at the discretion of the participants; accordingly, future purchases under the Purchase Plan are not yet determinable.

                               NEW PLAN BENEFITS

                                                      1982 Stock Option Plan                 1981 Employee Stock Purchase Plan
                                              --------------------------------------       -------------------------------------
                                                Exercise Price         Number of           Purchase Price           Number of
Name and Position                                (per share)            Shares              (per share)              Shares
----------------------------------------      ------------------    ----------------       ---------------        --------------
Kenneth Levy                                          --                  --                  $19.91 (1)              1,206
Chairman of the Board and Chief
Executive Officer

Kenneth L. Schroeder                                  --                  --                  $17.03 (1)              1,434
President, Chief Operating Officer and
Director

Robert J. Boehlke                                     --                  --                  $19.99 (1)              1,156
Vice President, Finance and
Administration and Chief Financial
Officer

Arthur P. Schnitzer                                   --                  --                  $16.04                  1,461
Group Vice President Wafer and Reticle
Inspection

Gary E. Dickerson                                   $42.50             20,000                 $20.04 (1)              1,203
Vice President

All Executive Officers as a Group                   $39.33 (1)         345,000                $18.19 (1)             15,307

Non-Executive Director Group (5                        --                  --                      --                   --
persons) (2)

All employees as a group                            $36.97 (1)         993,100                $18.48 (1)            401,102
(excluding current executive officers)

---------------------

(1)      The price per share is a weighted average.

(2) Non-employee directors are not eligible to participate in the 1982 Stock Option Plan or the 1981 Employee Stock Purchase Plan.

         EXCESS PROFIT STOCK PLAN.

         In April 1996, the Company adopted the Excess Profit Stock Plan (the "EPSP"), which provides for shares of the Company's Common Stock to be purchased from time to time for the benefit of employees using profit sharing contributions that were intended for contribution to the 401(k) Plan for such employees' benefit but could not be contributed because of provisions of the Internal Revenue Code of 1986, as amended, that limit the amounts that can be allocated under the profit sharing plan and the aggregate amount of 401(k) plan contributions that can be deducted by the Company for federal income tax purposes. Any employee of the Company or a parent or subsidiary thereof who is eligible to receive an allocation of the profit sharing contributions made to the 401(k) Plan for a calendar quarter (a "Contribution Period") is eligible to receive an allocation of shares purchased under the EPSP with respect to that Contribution Period. The first Contribution Period under the EPSP was the quarter ended December 31, 1995.

         For each Contribution Period, each eligible employee will receive an allocation of shares equal to his or her contribution for such period divided by the average acquisition price of the shares allocated with respect to the Contribution Period. Employees become vested in shares acquired under the EPSP at the earliest of (i) the third January 1 following the end of the fiscal year in which the Contribution Period occurred, (ii) age 55, or (iii) termination of employment due to death, disability or certain categories of involuntary termination. Any shares remaining unvested after termination are reallocated among other eligible employees pro rata based on compensation level. Shares are distributed on the first January 31 after they become vested (subject to the employee's right to defer distribution for up to 10 years), or, if earlier, as soon as practicable following the end of the quarter in the event of the employee's death, disability or involuntary termination (including shares whose distribution had been deferred).

         Shares acquired pursuant to the EPSP are held in a trust until distributed to the plan participants. In lieu of purchasing stock with respect to any Contribution Period, the Company may, in its sole discretion, pay each eligible employee his or her allocation in cash. The Board of Directors may at any time amend or terminate the EPSP, provided that any such action may not reduce the number of shares allocated to an employee's account as of the date of such amendment or termination.

                      REPORT OF THE COMPENSATION COMMITTEE
                            ON EXECUTIVE COMPENSATION

COMPENSATION PHILOSOPHY

         The goals of the Company's compensation policy are to attract, retain and reward executive officers who contribute to the overall success of the Company by offering compensation that is competitive in the industry, to motivate executives to achieve the Company's business objectives and to align the interests of officers with the long term interests of stockholders. The Company currently uses salary, a management incentive plan, and stock options to meet these goals.

COMPENSATION COMMITTEE

         The Compensation Committee is composed of two non-management directors of the Board of Directors, Leo J. Chamberlain and Dag Tellefsen. The Committee is responsible for setting and administering the policies governing annual compensation of executive officers, including cash compensation and grants of stock options. The Committee reviews compensation levels of executive officers, considers their performance and makes recommendations regarding their cash compensation and stock options to the full Board of Directors.

FORMS OF COMPENSATION

         The Company provides its executive officers with a compensation package consisting of base salary, variable incentive pay, and participation in benefit plans generally available to other employees. In setting total compensation, the Committee considers individual and Company performance, as well as market information from published survey data provided to the Committee by the Company's human resources staff. The market data consist primarily of base salary and total cash compensation rates, as well as incentive bonus and stock programs of the companies considered by the Committee to be peer companies in the Company's industry.

         BASE SALARY. Salaries for executive officers are initially set based on negotiation with individual executive officers at the time of recruitment and with reference to salaries for comparable positions among companies in the Company's industry or in industries that employ individuals of similar education and background to the executive officers being recruited. The Company also gives consideration to the individual's experience, reputation in his or her industry and expected contributions to the Company.

         Salary adjustments are made for each executive officer at the end of each fiscal year. The size of the annual salary adjustments for each executive officer is primarily based on the Committee's determination that the officer has met or exceeded his or her individual goals. These individual goals are determined in consultation with management, subject to review and approval by the Board of Directors, and generally relate to strategic goals within the responsibility of the executive officer. The Chief Executive Officer's goals also include the Company's financial performance, measured primarily by the adherence to predetermined revenue and expense levels and maintenance of adequate cash reserves.

         MANAGEMENT INCENTIVE PLAN. Each year since fiscal 1979, the Company has adopted a management incentive plan (the "Incentive Plan"), which provides for payments to officers and key employees based on the financial performance of the Company or the relevant business unit, and on the achievement of the person's individual performance objectives. The Incentive Plan is generally devised by the Committee and submitted to the Board of Directors for ratification. In fiscal 1996 the Incentive Plan set goals for profitability, asset management, and new product introductions, among other things.

         LONG-TERM INCENTIVES. Longer term incentives are provided through the Option Plan, the Purchase Plan and the Excess Profit Stock Plan, all of which reward executives through the growth in value of the Company's stock. The Committee believes that employee equity ownership is highly motivating, provides a major incentive for employees to build stockholder value and serves to align the interests of employees with those of stockholders.

         Grants of stock options to executive officers are based upon each officer's relative position, responsibilities, historical and expected contributions to the Company, and the officer's existing stock ownership and previous option grants, with primary weight given to the executive officer's relative rank and responsibilities. Initial stock option grants designed to recruit an executive officer to join the Company may be based on negotiations with the officer and with reference to historical option grants to existing officers. Stock options are granted at market price on the date of grant and will provide value to the executive officers only when the price of the Company's Common Stock increases over the exercise price.

         OTHER BENEFIT PLANS. Executive officers may participate in several benefit plans, including the Company's profit sharing plan, 401(k) plan and Supplemental Executive Benefit Plan (the "SEBP"), a nonqualified deferred compensation plan. The Company in its discretion may make contributions to the SEBP and 401(k) plan accounts of the executive officers.

IMPACT OF SECTION 162(m)

         Section 162(m) of the Internal Revenue Code of 1986 disallows a tax deduction by any publicly held corporation for compensation exceeding $1 million in any taxable year received by any officers named in the Summary Compensation Table, unless compensation is deemed to be performance based. To enable the Company to preserve the benefit of receiving a tax deduction for the full amount of income recognized by the Company's executive officers upon exercise of stock options, the Company has adopted amendments to the Option Plan that provide that no optionee may be granted options to purchase in excess of 200,000 shares per fiscal year, provided that the foregoing limit shall be 600,000 shares with respect to options granted to any person during the first fiscal year of such person's employment with the Company. Historically, grants by the Company have seldom approached these limits.

FISCAL 1996 COMPENSATION

         Compensation for the Chief Executive Officer and other executive officers was set according to the Company's established compensation policy described above. The executive officers of the Company, including the Chief Executive Officer, received increases in base salary in fiscal 1996 based upon the Company's successes in fiscal 1995 and the individual executives' contributions to these successes, including the Company's record profitability, the successful introduction of new products, particularly in the wafer and reticle inspection divisions, and increased sales of metrology and prober equipment.

         During fiscal 1996, the Company paid bonuses to the Company's executive officers pursuant to the Incentive Plan, including a bonus of $413,070 to the Chief Executive Officer. These payments were based upon both the overall performance of the Company and the individual officers' performance with respect to certain objectives. These payments recognized that fiscal 1996 was a banner year on all fronts, with all of the Company's major businesses growing to record levels. Concurrent with rapid growth, the Company posted new records for profitability. Earnings per share for fiscal 1996 of $2.31 were nearly double fiscal 1995's then-record $1.20. The fiscal 1996 bonuses rewarded the executive officers for both the current year's financial successes and the operational successes that should fuel future business.

REPRICING OF STOCK OPTIONS FOLLOWING THE END OF FISCAL 1996

         In August 1996, the Committee approved a stock option exchange program (the "Exchange Program") based on its determination that (i) the purpose of the Option Plan of providing an equity incentive would not be achieved for employees holding options with exercise prices above the market price of the Company's stock, (ii) turnover among key employees was likely to increase in part because the Company's total compensation package for such employees, made up in substantial part of underwater options, was less attractive than that of other companies in the same geographic region granting options providing more opportunity for appreciation, and (iii) the loss of key employees could have significant adverse impact on the Company's business. Under the Exchange Program, holders of underwater options granted since July 1994 were permitted to elect on or before September 17, 1996 to receive new options in exchange for cancellation of their underwater options. On September 17, 1996, those optionees who so elected received new options for 50% of the shares subject to their canceled underwater options, with an exercise price equal to $21.88, the closing market price per share of the Company's common stock on that date. The Exchange Program also provides that on a date prior to March 17, 1997 determined by the Compensation Committee, each participating optionee will be granted a second new option for the other 50% of the shares that were subject to the optionee's canceled underwater options, with an exercise price equal to the closing market price per share of the Company's common stock on the date of grant. The vesting of each new option commences on the date of its grant, and, therefore, each optionee participating in the Exchange Program forfeits any vesting accrued under the canceled underwater options he or she held. Options for a total of 1,314,100 shares, with exercise prices ranging from $23.25 to $46.56 were canceled pursuant to the Exchange Program. The options that were repriced in the Exchange Program included options held by certain executive officers of the Company. However, none of the persons named in the Summary Compensation Table received replacement options, nor does the Committee anticipate that any of the participants in the Exchange Program will be among the five most highly compensated executive officers of the Company during the fiscal year ending June 30, 1997.

                                                     THE COMPENSATION COMMITTEE

                                                     Leo J. Chamberlain
                                                     Dag Tellefsen

                        COMPARISON OF STOCKHOLDER RETURN

         Set forth below is a line graph comparing the annual percentage change in the cumulative total return on the Company's Common Stock with the cumulative total return of the CRSP Total Return Index for The Nasdaq Stock Market (U.S. Companies) and the H&Q Technology Index for the period commencing on June 30, 1991 and ending on June 30, 1996.

            COMPARISON OF CUMULATIVE TOTAL RETURN FROM JUNE 30, 1991
                          THROUGH JUNE 30,1996 (1)(2)


                               [GRAPHIC OMITTED]

               6/30/91        6/30/92        6/30/93        6/30/94        6/30/95        6/30/96
KLA            $ 100.0        $ 70.00        $138.00        $300.00        $618.00        $372.00
NASDAQ         $ 100.0        $120.13        $151.08        $152.52        $203.59        $261.37
H&Q TECH       $ 100.0        $113.63        $138.83        $140.86        $235.88        $279.83

------------------------------------

(1) Assumes that $100.00 was invested on June 30, 1991 in the Company's Common Stock at the price of $6.25 per share and at the closing sales price for each index on that date and that all dividends were reinvested. No cash dividends have been declared on the Company's Common Stock. Stockholder returns over the indicated period should not be considered indicative of future stockholder returns.

(2) The information contained in the chart was prepared for the Company by KPMG Peat Marwick.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and directors, and persons who beneficially own more than 10% of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission (the "SEC") initial reports of beneficial ownership on Form 3 and reports of changes in beneficial ownership on Forms 4 and 5 with respect to the Company's Common Stock and other equity securities. Such officers, directors and greater-than-10% beneficial owners are also required by SEC rules to furnish the Company with copies of all Section 16(a) reports they file with the SEC.

         Based solely on a review of copies of such forms received by the Company, and written representations from certain reporting persons that no other reports were required for such persons, the Company believes that, during the fiscal year ended June 30, 1996, all Section 16(a) filing requirements applicable to its officers, directors and greater-than-10% beneficial owners were complied with.

                                 PROPOSAL NO. 2

                APPROVAL OF AMENDMENTS TO 1982 STOCK OPTION PLAN

         Under the Company's 1982 Stock Option Plan (the "Option Plan"), the Company has reserved an aggregate of 14,900,000 shares of the Company's Common Stock (subject to certain changes in the capital structure of the Company) for issuance to employees (including officers and employee directors) and consultants. As of August 30, 1996, options to purchase an aggregate of 5,773,305 shares of Common Stock were outstanding, at a weighted average exercise price of $18.91 per share, and 6,569,504 shares had been issued under the Option Plan, leaving 2,557,191 shares available for future option grants.

         To provide an adequate reserve of shares to permit the Company to continue to provide long-term equity incentives under the Option Plan, stockholder approval is sought for amendments approved by the Board of Directors on July 29, 1996, increasing the number of shares reserved for issuance under the Option Plan (i) in the fiscal year ending June 30, 1997 by 1,600,000 to an aggregate of 16,500,000 shares, (ii) on the first day of each subsequent fiscal year of the Company during the term of the Option Plan by 3% of the number of shares of Common Stock issued and outstanding on the last day of the immediately preceding fiscal year, and (iii) at any time by the number of shares, if any, repurchased by the Company on the open market for issuance under the Option Plan. However, in compliance with requirements under the Internal Revenue Code of 1986, as amended (the "Code"), the maximum number of shares that may be issued under incentive stock options will remain at 16,500,000, unless further stockholder approval is obtained. In addition, stockholder approval is sought for an amendment extending the term of the Option Plan to July 29, 2006.
Without this amendment, the Option Plan would expire on July 20, 2000.

         The Board of Directors believes that the Company's stock option program is an important factor in attracting and retaining the high caliber employees and consultants essential to the success of the Company and in aligning their long-term interests with those of the stockholders. Because competition for highly qualified individuals in the Company's industry is intense, management believes that to successfully attract the best candidates, the Company must offer a competitive stock option program as an essential component of its compensation packages. The Board of Directors further believes that stock options serve an important role in motivating their holders to contribute to the Company's continued growth and profitability. The proposed amendments are intended to ensure that the Option Plan will continue to have available a reasonable number of shares to meet these needs for the remainder of its term.

SUMMARY OF THE PROVISIONS OF THE OPTION PLAN, AS AMENDED

         The following summary of the Option Plan, as amended, is qualified in its entirety by the specific language of the Option Plan, a copy of which is available to any stockholder upon request.

         General. The purpose of the Option Plan is to advance the interests of the Company and its stockholders by providing an incentive to attract, retain and reward the Company's employees and consultants and by motivating such persons to contribute to the Company's growth and profitability. It provides for the grant of incentive stock options within the meaning of section 422 of the Code and nonstatutory stock options.

         Shares Subject to Plan. The stockholders have previously authorized an aggregate of 14,900,000 shares of the Company's Common Stock for issuance upon the exercise of options granted under the Option Plan. As amended, the Option Plan provides that through the fiscal year ending June 30, 1997, 16,500,000 shares of Common Stock will be reserved for issuance thereunder. On the first day of each subsequent fiscal year during the term of the Option Plan, the maximum aggregate number of such shares issuable under the plan will be increased by an amount equal to 3% of the number of shares of the Company's Common Stock issued and outstanding on the last day of the immediately preceding fiscal year. In addition, at any time, the maximum aggregate number of shares issuable under the Option Plan will be increased by the number of shares of Common Stock, if any, repurchased by the Company on the open market for issuance under the Option Plan. However, without additional stockholder approval, the maximum aggregate number of shares issuable under incentive stock options may not exceed 16,500,000 shares of Common Stock.

         In order to preserve the Company's ability to deduct in full for federal income tax purposes any compensation expense related to options granted to employees under the Option Plan, the plan limits the number of shares for which options may be granted to any employee in any fiscal year. These limits (the "Grant Limits"), which are 600,000 shares in an employee's first fiscal year of employment and 200,000 shares in any subsequent fiscal year, are intended to qualify such compensation as "performance-based compensation" under
Section 162(m) of the Code. Appropriate adjustments will be made to the shares subject to the Option Plan, to the Grant Limits, and to outstanding options upon any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification, or similar change in the capital structure of the Company. To the extent that any outstanding option under the Option Plan expires or terminates prior to exercise in full, the shares of Common Stock for which such option is not exercised are returned to the Option Plan and become available for future grant.

         Administration. The Option Plan is administered by the Board of Directors or a duly appointed committee of the Board (hereinafter referred to as the "Board"). Subject to the provisions of the Option Plan, the Board determines the persons to whom options are to be granted, the number of shares to be covered by each option, whether an option is to be an incentive stock option or a nonstatutory stock option, the timing and terms of exercisability of each option or the vesting of shares acquired upon the exercise of an option, including the effect thereon of an optionee's termination of service, the exercise price of and the type of consideration to be paid to the Company upon the exercise of each option, the duration of each option, and all other terms and conditions of the options.

         The Option Plan authorizes the Board to amend, modify, extend, renew, or grant a new option in substitution for, any option, to waive any restrictions or conditions applicable to any option or any shares acquired upon the exercise thereof, and to accelerate, continue, extend or defer the exercisability of any option or the vesting of any shares acquired upon the exercise of an option, including with respect to the period following an optionee's termination of service with the Company. Subject to certain limitations, the Option Plan provides for indemnification by the Company of any director, officer or employee against all reasonable expenses, including attorneys' fees, incurred in connection with any legal action arising from such person's action or failure to act in administering the Option Plan. The Board will interpret the Option Plan and options granted thereunder, and all determinations of the Board will be final and binding on all persons having an interest in the Option Plan or any option.

         Eligibility. Options may be granted under the Option Plan to employees (including officers and directors who are also employees) and consultants of the Company or of any present or future parent or subsidiary corporations of the Company. As of August 30, 1996, the Company had approximately 2,200 employees eligible under the Option Plan. While any person eligible under the Option Plan may be granted a nonstatutory option, only employees may be granted incentive stock options. Although the Company has granted options to consultants from time to time, it does not customarily grant options to such persons.

         Terms and Conditions of Options. Each option granted under the Option Plan is evidenced by a written agreement between the Company and the optionee specifying the number of shares subject to the option and the other terms and conditions of the option, consistent with the requirements of the plan. The exercise price of each option granted under the Option Plan must equal at least the fair market value of a share of the Company's Common Stock on the date of grant. However, as required by the Code, any incentive stock option granted to a person who at the time of grant owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company (a "Ten Percent Stockholder") must have an exercise price equal to at least 110% of the fair market value of a share of Common Stock on the date of grant. As of August 30, 1996, the closing price of the Company's Common Stock, as reported on the Nasdaq National Market, was $19.75 per share.

         The option exercise price may be paid in cash, by check, or in cash equivalent, by tender of shares of the Company's Common Stock owned by the optionee having a fair market value not less than the exercise price, by the assignment of the proceeds of a sale or loan with respect to some or all of the shares of Common Stock being acquired upon the exercise of the option, by means of a promissory note, by any other lawful consideration approved by the Board, or by any combination of these. The Board may nevertheless restrict the forms of payment permitted in connection with any option grant. No option may be exercised until the optionee has made adequate provision for federal, state, local and foreign taxes, if any, relating to the exercise of the option, and the Company may, at its discretion, withhold from shares otherwise issuable upon the exercise of an option or accept the tender of shares of the Company's Common Stock in full or partial payment of any tax withholding obligations.

         Options granted under the Option Plan become exercisable and vested at such times and subject to such conditions as specified by the Board. Generally, options granted under the Option Plan become exercisable in installments over a period of time specified by the Board at the time of grant, subject to the optionee's continued service with the Company. The maximum term of an incentive stock option granted under the Option Plan is ten years, provided that an incentive stock option granted to a Ten Percent Stockholder must have a term not exceeding five years. Consistent with the Code, the Option Plan does not limit the term of a nonstatutory stock option. Incentive stock options are nontransferable by the optionee other than by will or by the laws of descent and distribution, and are exercisable during the optionee's lifetime only by the optionee. Nonstatutory stock options granted under the Option Plan may be assignable or transferable to the extent permitted by the Board and set forth in the option agreement. Unless otherwise determined by the Board, options granted under the Option Plan will remain exercisable for one month following an optionee's termination of service, unless such termination results from the optionee's death or disability, in which case the option will remain exercisable for 12 months following the optionee's termination of service, provided that in any event the option must be exercised no later than its expiration date.

         Change in Control. The Option Plan provides that, in the event of (i) a merger or consolidation in which the Company is a party, (ii) the sale, exchange or transfer of all or substantially all of the assets of the Company, or (iii) a liquidation or dissolution of the Company wherein, upon any such event, the stockholders of the Company immediately before such event do not retain direct or indirect beneficial ownership of more than 50% of the total combined voting power of the voting stock of the Company, its successor, or the corporation to which the assets of the Company were transferred (a "Change in Control"), any unexercisable or unvested portion of the outstanding options will become immediately exercisable and vested in full prior to the Change in Control unless the acquiring or successor corporation assumes the Company's rights and obligations under the outstanding options or substitutes substantially equivalent options for such corporation's stock. To the extent that the options outstanding under the Option Plan are not assumed, replaced, or exercised prior to the Change in Control, they will terminate.

         Termination or Amendment. As amended, the Option Plan will continue in effect until July 29, 2006, unless earlier terminated by the Board. The Board may terminate or amend the Option Plan at any time. However, without stockholder approval, the Board may not amend the Option Plan to increase the total number of shares of Common Stock issuable thereunder or change the class of persons eligible to receive options. No amendment may adversely affect an outstanding option without the consent of the optionee, unless the amendment is required to preserve the option's status as an incentive stock option or is necessary to comply with any applicable law.

SUMMARY OF U.S. FEDERAL INCOME TAX CONSEQUENCES

         The following summary is intended only as a general guide as to the U.S. federal income tax consequences under current law of participation in the Option Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

         Incentive Stock Options. An optionee recognizes no taxable income for regular income tax purposes as the result of the grant or exercise of an incentive stock option qualifying under section 422 of the Code. Optionees who do not dispose of their shares for two years following the date the option was granted or within one year following the exercise of the option will normally recognize a long-term capital gain or loss equal to the difference, if any, between the sale price and the purchase price of the shares. If an optionee satisfies such holding periods upon a sale of the shares, the Company will not be entitled to any deduction for federal income tax purposes. If an optionee disposes of shares within two years after the date of grant or within one year from the date of exercise (a "disqualifying disposition"), the difference between the fair market value of the shares on the determination date (see discussion under "Nonstatutory Stock Options" below) and the option exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. A capital gain or loss will be long-term if the optionee's holding period is more than 12 months. Any ordinary income recognized by the optionee upon the disqualifying disposition of the shares generally should be deductible by the Company for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code or the regulations thereunder.

         The difference between the option exercise price and the fair market value of the shares on the determination date of an incentive stock option (see discussion under "Nonstatutory Stock Options" below) is an adjustment in computing the optionee's alternative minimum taxable income and may be subject to an alternative minimum tax which is paid if such tax exceeds the regular tax for the year. Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise with respect to optionees subject to the alternative minimum tax.

         Nonstatutory Stock Options. Options not designated or qualifying as incentive stock options will be nonstatutory stock options. Nonstatutory stock options have no special tax status. An optionee generally recognizes no taxable income as the result of the grant of such an option. Upon exercise of a nonstatutory stock option, the optionee normally recognizes ordinary income in the amount of the difference between the option exercise price and the fair market value of the shares on the determination date (as defined below). If the optionee is an employee, such ordinary income generally is subject to withholding of income and employment taxes. The "determination date" is the date on which the option is exercised unless the shares are subject to a substantial risk of forfeiture and are not transferable, in which case the determination date is the earlier of (i) the date on which the shares are transferable or (ii) the date on which the shares are not subject to a substantial risk of forfeiture. If the determination date is after the exercise date, the optionee may elect, pursuant to Section 83(b) of the Code, to have the exercise date be the determination date by filing an election with the Internal Revenue Service not later than 30 days after the date the option is exercised. Upon the sale of stock acquired by the exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value on the determination date, will be taxed as capital gain or loss. A capital gain or loss will be long-term if the optionee's holding period is more than 12 months. No tax deduction is available to the Company with respect to the grant of a nonstatutory stock option or the sale of the stock acquired pursuant to such grant. The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the optionee as a result of the exercise of a nonstatutory stock option, except to the extent such deduction is limited by applicable provisions of the Code or the regulations thereunder.

VOTE REQUIRED AND BOARD OF DIRECTORS' RECOMMENDATION

         The affirmative vote of a majority of the shares present or represented by proxy and entitled to vote at the Annual Meeting of Stockholders, at which a quorum representing a majority of all outstanding shares of Common Stock of the Company is present, either in person or by proxy, is required for approval of this proposal. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum. Abstentions will have the same effect as a negative vote. Broker non-votes, on the other hand, will have no effect on the outcome of the vote.

         The Company's management believes that the Option Plan is an important incentive to attract, retain and motivate qualified employees and consultants and is essential to the success of the Company. THEREFORE, THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THIS PROPOSAL TO AMEND THE OPTION PLAN (a) TO INCREASE THE NUMBER OF SHARES RESERVED FOR ISSUANCE UNDER THE OPTION PLAN (i) BY 1,600,000 SHARES IN FISCAL 1997, (ii) ON THE FIRST DAY OF EACH SUBSEQUENT FISCAL YEAR BY 3% OF THE NUMBER OF SHARES OF COMMON STOCK THEN ISSUED AND OUTSTANDING, AND (iii) AT ANY TIME BY THE NUMBER OF SHARES, IF ANY, REPURCHASED ON THE OPEN MARKET FOR ISSUANCE UNDER THE OPTION PLAN (ALL SUBJECT TO A LIMIT REGARDING THE NUMBER OF SHARES SUBJECT TO INCENTIVE STOCK OPTIONS THAT MAY BE GRANTED), AND (b) TO EXTEND THE TERM OF THE OPTION PLAN TO JULY 29, 2006.

                                 PROPOSAL NO. 3

           APPROVAL OF AMENDMENT TO 1981 EMPLOYEE STOCK PURCHASE PLAN

         The Company's 1981 Employee Stock Purchase Plan (the "Purchase Plan") enables employees of the Company to purchase Common Stock of the Company through payroll deductions. As of the date hereof, 4,000,000 shares of Common Stock are reserved for issuance under the Purchase Plan. In July 1996, the Board of Directors adopted an amendment to the Purchase Plan, subject to stockholder approval, to increase the number of shares reserved for issuance under the Purchase Plan by 800,000 shares, to a total of 4,800,000 shares. As of August 30, 1996, 3,702,589 shares of Common Stock had been issued under the Purchase Plan at an average purchase price of $6.62 per share, and 297,411 shares remained available for purchase.

SUMMARY OF THE PROVISIONS OF THE EMPLOYEE STOCK PURCHASE PLAN

         The following summary of the Purchase Plan is qualified in its entirety by the specific language of the Purchase Plan, a copy of which is available to any stockholder upon request.

         The Purchase Plan enables employees of the Company to purchase shares of Common Stock through payroll deductions. The Purchase Plan provides for offering periods of two years duration (each of which is referred to herein as an "Offering") commencing on January 1 and July 1 of each year. Each Offering consists of four consecutive purchase periods of six months duration (each of which is referred to herein as a "Purchase Period") ending on June 30 and December 31 of each year. All employees of the Company are eligible to participate in the Purchase Plan; provided, however, that employees who own or hold options to purchase or who, as a result of participation in the Purchase Plan, would own or hold options to purchase, stock of the Company possessing five percent or more of the voting power of the Company, are not eligible to participate.

         At the beginning of each Offering, employees may elect to participate in the Purchase Plan by authorizing payroll deductions of up to 10% of their compensation (as defined in the Purchase Plan), provided that no participant may purchase more than 2,000 shares during an Offering. At the end of each Purchase Period, shares of the Company's Common Stock may be purchased by participants at 85% of the lower of the fair market value of the Common Stock on the first day of the Offering or the fair market value of the Common Stock on the last day of the applicable Purchase Period. If the fair market value of the Common Stock at the end of a Purchase Period of an Offering is less than the fair market value of the Common Stock on the first day of such Offering, every participant in the Offering is automatically withdrawn from the Offering at the close of the Purchase Period and enrolled in the Offering commencing concurrently with the termination of such Purchase Period. Upon termination of employment, all amounts withheld under the Purchase Plan are refunded in lieu of any right to purchase shares.

         The Purchase Plan is administered by the Board of Directors. All expenses incurred in connection with the administration of the Purchase Plan are paid by the Company. It is anticipated that the Purchase Plan will continue until all shares of Common Stock reserved for issuance thereunder have been issued, until December 31, 2000 or until otherwise terminated by the Board of Directors, whichever occurs first.

         The Board of Directors may at any time amend or terminate the Purchase Plan, except that approval by the stockholders of the Company is required if such amendment would increase the number of shares of Common Stock authorized for issuance under the Purchase Plan or would change the designation of corporations whose employees may be eligible to participate in the Purchase Plan.

SUMMARY OF THE U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE EMPLOYEE STOCK PURCHASE PLAN

         The following summary is intended only as a general guide to the U.S. federal income tax consequences of participation in the Purchase Plan under current law and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

         If a participant disposes of his shares within two years from the date the underlying "option" was granted (which is the beginning date of the Offering Period in which the shares were purchased) or within one year from the date of purchase (which is the last day of a Purchase Period) (a "disqualifying disposition"), the participant will realize ordinary income in the year of such disposition equal to the amount by which the fair market value of the shares on the date the option was exercised exceeded the purchase price. Such ordinary income may be subject to withholding of income and employment taxes. The amount of the ordinary income will be added to the participant's basis in the shares, and any additional gain or resulting loss will be long-term if the participant's holding period is more than 12 months.

         If the participant disposes of his or her shares more than two years after the date the underlying "option" was granted and more than one year after the date of purchase, the participant will realize ordinary income in the year of such disposition equal to the lesser of (i) the excess of the fair market value of the shares on the date of disposition over the purchase price, or (ii) 15% of the fair market value of the shares on the date the "option" was granted. Such ordinary income may be subject to withholding of income and employment taxes. The amount of any ordinary income will be added to the participant's basis in the shares, and any additional gain recognized upon the disposition after such basis adjustment will be long-term capital gain. If the fair market value of the shares on the date of disposition is less than the purchase price, there will be no ordinary income and any loss recognized will be a long-term capital loss.

         If the participant still owns the shares at the time of death, the lesser of (i) the excess of the fair market value of the shares on the date of death over the purchase price, or (ii) 15% of the fair market value of the shares on the date the "option" was granted will constitute ordinary income in the year of death.

         The Company will be entitled to a deduction in the year of a disqualifying disposition equal to the amount of ordinary income recognized by the participant as a result of the disposition, except to the extent such deduction is limited by applicable provisions of the Code or the regulations thereunder. In all other cases, no deduction is allowed the Company.

VOTE REQUIRED AND BOARD OF DIRECTORS' RECOMMENDATION

         The affirmative vote of a majority of the votes present or represented by proxy and entitled to vote at the Annual Meeting of Stockholders, at which a quorum representing a majority of all outstanding shares of Common Stock of the Company is present, either in person or by proxy, is required for approval of this proposal. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum. Abstentions will have the same effect as a negative vote. Broker non-votes, on the other hand, will have no effect on the outcome of the vote.

         The Company's management believes that the Purchase Plan is an important incentive to retain and motivate qualified employees essential to the success of the Company. THEREFORE, THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THIS PROPOSAL TO AMEND THE PURCHASE PLAN TO INCREASE THE SHARES RESERVED UNDER THE PURCHASE PLAN BY 800,000 SHARES.

                                 PROPOSAL NO. 4

                     RATIFICATION OF INDEPENDENT ACCOUNTANTS

         The Board, upon recommendation of the Company's Audit Committee, has selected Price Waterhouse LLP as the independent accountants of the Company for the fiscal year ending June 30, 1997. Price Waterhouse LLP has acted in such capacity since its appointment for fiscal 1977. A representative of Price Waterhouse LLP, who will be present at the Annual Meeting, will be given the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

         In the event that ratification by the stockholders of the appointment of Price Waterhouse LLP as the Company's independent accountants is not obtained, the Board will reconsider said appointment.

         THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" RATIFICATION OF PRICE WATERHOUSE LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR FISCAL 1997. The affirmative vote of a majority of the votes cast at the Annual Meeting of Stockholders, at which a quorum representing a majority of all outstanding shares of Common Stock of the Company is present, either in person or by proxy, is required for approval of this proposal. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum, but will not be counted as having been voted on the proposal.

                      STOCKHOLDER PROPOSALS TO BE PRESENTED
                           AT THE NEXT ANNUAL MEETING

         Proposals of stockholders intended to be presented at the next Annual Meeting of Stockholders of the Company (i) must be received by the Company at its offices at 160 Rio Robles, San Jose, California 95134 no later than June 21, 1997, and (ii) must satisfy the conditions established by the Securities and Exchange Commission for stockholder proposals to be included in the Company's Proxy Statement for that meeting.

                          TRANSACTION OF OTHER BUSINESS

         At the date of this Proxy Statement, the only business which the Board of Directors intends to present or knows that others will present at the meeting is as set forth above. If any other matter or matters are properly brought before the meeting, or any adjournment thereof, it is the intention of the proxy holders named in the accompanying Proxy to vote the Proxy on such matters in accordance with their best judgment.

                                                 Paul E. Kreutz
                                                 Secretary

October 11, 1996

                           KLA INSTRUMENTS CORPORATION

                         RESTATED 1982 STOCK OPTION PLAN

         1. ESTABLISHMENT, PURPOSE AND TERM OF PLAN.

                  1.1 ESTABLISHMENT. On October 6, 1981, the KLA Instruments Corporation 1981 Incentive Stock Option Plan (the "1981 Plan") was adopted. The 1981 Plan was amended and restated in its entirety and renamed the KLA Instruments Corporation 1982 Stock Option Plan (the "1982 Plan"). The 1982 Plan was amended and restated in its entirety in 1985 (the "1985 Restatement"). The 1985 Restatement was amended and restated in its entirety effective January 1, 1987 (the "1987 Restatement"). The 1981 Plan, 1982 Plan, the 1985 Restatement and the 1987 Restatement are hereinafter referred to collectively as the "Prior Plan." The Prior Plan is hereby amended and restated in its entirety as the KLA Instruments Corporation Restated 1982 Stock Option Plan (the "PLAN") effective as of July 29, 1996 (the "EFFECTIVE DATE").

                  1.2 PURPOSE. The purpose of the Plan is to advance the interests of the Participating Company Group and its stockholders by providing an incentive to attract, retain and reward persons performing services for the Participating Company Group and by motivating such persons to contribute to the growth and profitability of the Participating Company Group.

                  1.3 TERM OF PLAN. The Plan shall continue in effect until the earlier of its termination by the Board or the date on which all of the shares of Stock available for issuance under the Plan have been issued and all restrictions on such shares under the terms of the Plan and the agreements evidencing Options granted under the Plan have lapsed. However, all Options shall be granted, if at all, prior to July 29, 2006.

         2. DEFINITIONS AND CONSTRUCTION.

                  2.1 DEFINITIONS. Whenever used herein, the following terms shall have their respective meanings set forth below:

                           (a) "BOARD" means the Board of Directors of the
Company. If one or more Committees have been appointed by the Board to administer the Plan, "Board" also means such Committee(s).

                           (b) "CODE" means the Internal Revenue Code of 1986,
as amended, and any applicable regulations promulgated thereunder.

                           (c) "COMMITTEE" means the Compensation Committee or
other committee of the Board duly appointed to administer the Plan and having such powers as shall be specified by the Board. Unless the powers of the Committee have been specifically limited, the Committee shall have all of the powers of the Board granted herein, including, without limitation, the power to amend or terminate the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law.

                           (d) "COMPANY" means KLA Instruments Corporation, a
Delaware corporation, or any successor corporation thereto.

                           (e) "CONSULTANT" means any person, including an
advisor, engaged by a Participating Company to render services other than as an Employee or a Director.

                           (f) "DIRECTOR" means a member of the Board or of the
board of directors of any other Participating Company.

                           (g) "DISABILITY" means the permanent and total
disability of the Optionee within the meaning of Section 22(e)(3) of the Code.

                           (h) "EMPLOYEE" means any person treated as an
employee (including an officer or a Director who is also treated as an employee) in the records of a Participating Company; provided, however, that neither service as a Director nor payment of a director's fee shall be sufficient to constitute employment for purposes of the Plan.

                           (i) "EXCHANGE ACT" means the Securities Exchange Act
of 1934, as amended.

                           (j) "FAIR MARKET VALUE" means, as of any date, the
value of a share of stock or other property as determined by the Board, in its sole discretion, or by the Company, in its sole discretion, if such determination is expressly allocated to the Company herein.

                           (k) "INCENTIVE STOCK OPTION" means an Option intended
to be (as set forth in the Option Agreement) and which qualifies as an incentive stock option within the meaning of Section 422(b) of the Code.

                           (l) "INSIDER" means an officer or a Director of the
Company or any other person whose transactions in Stock are subject to Section 16 of the Exchange Act.

                           (m) "NONSTATUTORY STOCK OPTION" means an Option not
intended to be (as set forth in the Option Agreement) or which does not qualify as an Incentive Stock Option.

                           (n) "OPTION" means a right to purchase Stock (subject
to adjustment as provided in Section 4.2) pursuant to the terms and conditions of the Plan. An Option may be either an Incentive Stock Option or a Nonstatutory Stock Option.

                           (o) "OPTION AGREEMENT" means a written agreement
between the Company and an Optionee setting forth the terms, conditions and restrictions of the Option granted to the Optionee and any shares acquired upon the exercise thereof.

                           (p) "OPTIONEE" means a person who has been granted
one or more Options.

                           (q) "PARENT CORPORATION" means any present or future
"parent corporation" of the Company, as defined in Section 424(e) of the Code.

                           (r) "PARTICIPATING COMPANY" means the Company or any
Parent Corporation or Subsidiary Corporation.

                           (s) "PARTICIPATING COMPANY GROUP" means, at any point
in time, all corporations collectively which are then Participating Companies.

                           (t) "RULE 16b-3" means Rule 16b-3 under the Exchange
Act, as amended from time to time, or any successor rule or regulation.

                           (u) "SECTION 162(m)" means Section 162(m) of the
Code, as amended by the Revenue Reconciliation Act of 1993 (P.L. 103-66).

                           (v) "SECURITIES ACT" means the Securities Act of
1933, as amended.

                           (w) "SERVICE" means an Optionee's employment or
service with the Participating Company Group, whether in the capacity of an Employee, a Director or a Consultant. An Optionee's Service shall not be deemed to have terminated merely because of a change in the capacity in which the Optionee renders Service to the Participating Company Group or a change in the Participating Company for which the Optionee renders such Service, provided that there is no interruption or termination of the Optionee's Service. An Optionee's Service shall be deemed to have terminated either upon an actual termination of Service or upon the corporation for which the Optionee performs Service ceasing to be a Participating Company. An Optionee's Service with the Participating Company Group shall not be deemed to terminate if the Optionee takes any military leave, sick leave, or other bona fide leave of absence approved by the Company of ninety (90) days or less. In the event of a leave of absence in excess of ninety (90) days, the Optionee's Service shall be deemed to terminate on the ninety-first (91st) day of such leave unless the Optionee's right to return to Service with the Participating Company Group remains guaranteed by statute or contract. Notwithstanding the foregoing, unless otherwise designated by the Company (or required by law), a leave of absence shall not be treated as Service for purposes of determining the Optionee's vesting. Subject to the foregoing, the Company, in its sole discretion, shall determine whether an Optionee's Service has terminated and the effective date of such termination.

                           (x) "STOCK" means the common stock of the Company, as
adjusted from time to time in accordance with Section 4.2.

                           (y) "SUBSIDIARY CORPORATION" means any present or
future "subsidiary corporation" of the Company, as defined in Section 424(f) of the Code.

                           (z) "TEN PERCENT OWNER OPTIONEE" means an Optionee
who, at the time an Option is granted to the Optionee, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of a Participating Company within the meaning of Section 422(b)(6) of the Code.

                  2.2 CONSTRUCTION. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term "or" is not intended to be exclusive, unless the context clearly requires otherwise.

         3. ADMINISTRATION.

                  3.1 ADMINISTRATION BY THE BOARD. The Plan shall be administered by the Board, including any duly appointed Committee of the Board. All questions of interpretation of the Plan or of any Option shall be determined by the Board, and such determinations shall be final and binding upon all persons having an interest in the Plan or such Option. Any officer of a Participating Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, determination or election.

                  3.2 ADMINISTRATION WITH RESPECT TO INSIDERS. With respect to participation by Insiders in the Plan, at any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act, the Plan shall be administered in compliance with the requirements, if any, of Rule 16b-3.

                  3.3 COMMITTEE COMPLYING WITH SECTION 162(M). If a Participating Company is a "publicly held corporation" within the meaning of
Section 162(m), the Board may establish a Committee of "outside directors" within the meaning of Section 162(m) to approve the grant of any Option which might reasonably be anticipated to result in the payment of employee remuneration that would otherwise exceed the limit on employee remuneration deductible for income tax purposes pursuant to
Section 162(m).

                  3.4 POWERS OF THE BOARD. In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Board shall have the full and final power and authority, in its sole discretion:

                           (a) to determine the persons to whom, and the time or
times at which, Options shall be granted and the number of shares of Stock to be subject to each Option;

                           (b) to designate Options as Incentive Stock Options
or Nonstatutory Stock Options;

                           (c) to determine the Fair Market Value of shares of
Stock or other property;

                           (d) to determine the terms, conditions and
restrictions applicable to each Option (which need not be identical) and any shares acquired upon the exercise thereof, including, without limitation, (i) the exercise price of the Option, (ii) the method of payment for shares purchased upon the exercise of the Option, (iii) the method for satisfaction of any tax withholding obligation arising in connection with the Option or such shares, including by the withholding or delivery of shares of stock, (iv) the timing, terms and conditions of the exercisability of the Option or the vesting of any shares acquired upon the exercise thereof, (v) the time of the expiration of the Option, (vi) the effect of the Optionee's termination of Service with the Participating Company Group on any of the foregoing, and (vii) all other terms, conditions and restrictions applicable to the Option or such shares not inconsistent with the terms of the Plan;

                           (e) to approve one or more forms of Option Agreement;

                           (f) to amend, modify, extend, or renew, or grant a
new Option in substitution for, any Option or to waive any restrictions or conditions applicable to any Option or any shares acquired upon the exercise thereof;

                           (g) to accelerate, continue, extend or defer the
exercisability of any Option or the vesting of any shares acquired upon the exercise thereof, including with respect to the period following an Optionee's termination of Service with the Participating Company Group;

                           (h) to prescribe, amend or rescind rules, guidelines
and policies relating to the Plan, or to adopt supplements to, or alternative versions of, the Plan, including, without limitation, as the Board deems necessary or desirable to comply with the laws of, or to accommodate the tax policy or custom of, foreign jurisdictions whose citizens may be granted Options; and

                           (i) to correct any defect, supply any omission or
reconcile any inconsistency in the Plan or any Option Agreement and to make all other determinations and take such other actions with respect to the Plan or any Option as the Board may deem advisable to the extent consistent with the Plan and applicable law.

         4. SHARES SUBJECT TO PLAN.

                  4.1 MAXIMUM NUMBER OF SHARES ISSUABLE. Subject to adjustment as provided in Section 4.2, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be sixteen million five hundred thousand (16,500,000), increased (a) on the first day of each fiscal year of the Company beginning on and after July 1, 1997 by a number of shares equal to three percent (3%) of the number of shares of Stock issued and outstanding on the last day of the immediately preceding fiscal year and (b) at any time after the Effective Date by a number of shares equal to the number of shares of Stock, if any, repurchased on the open market by the Company for issuance under the Plan. Notwithstanding the foregoing, except as adjusted pursuant to Section 4.2, in no event shall more than sixteen million five hundred thousand (16,500,000) shares of Stock be cumulatively available for issuance pursuant to the exercise of Incentive Stock Options (the "ISO SHARE ISSUANCE LIMIT"). Subject to adjustment as provided in Section 4.2, shares issuable under the Plan shall consist of authorized but unissued or reacquired shares of Stock or any combination thereof. If any outstanding Option for any reason expires or is terminated or canceled or shares of Stock acquired, subject to repurchase, upon the exercise of an Option are repurchased by the Company, the shares of Stock allocable to the unexercised portion of such Option, or such repurchased shares of Stock, shall again be available for issuance under the Plan.

                  4.2 ADJUSTMENTS FOR CHANGES IN CAPITAL STRUCTURE. In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification or similar change in the capital structure of the Company, appropriate adjustments shall be made in the number and class of shares subject to the Plan and to any outstanding Options, in the ISO Share Issuance Limit set forth in Section 4.1, in the Section 162(m) Grant Limit set forth in
Section 5.4, and in the exercise price per share of any outstanding Options. If a majority of the shares which are of the same class as the shares that are subject to outstanding Options are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event, as defined in Section 8.1) shares of another corporation (the "NEW SHARES"), the Board may unilaterally amend the outstanding Options to provide that such Options are exercisable for New Shares. In the event of any such amendment, the number of shares subject to, and the exercise price per share of, the outstanding Options shall be adjusted in a fair and equitable manner as determined by the Board, in its sole discretion. Notwithstanding the foregoing, any fractional share resulting from an adjustment pursuant to this Section 4.2 shall be rounded up or down to the nearest whole number, as determined by the Board, and in no event may the exercise price of any Option be decreased to an amount less than the par value, if any, of the stock subject to the Option. The adjustments determined by the Board pursuant to this Section 4.2 shall be final, binding and conclusive.

         5. ELIGIBILITY AND OPTION LIMITATIONS.

                  5.1 PERSONS ELIGIBLE FOR OPTIONS. Options may be granted only to Employees, Consultants, and Directors; provided, however, that no Director who is not also an Employee shall be eligible to be granted an Option. Eligible persons may be granted more than one (1) Option.

                  5.2 OPTION GRANT RESTRICTIONS. Any person who is not an Employee on the effective date of the grant of an Option to such person may be granted only a Nonstatutory Stock Option. An Option granted to a prospective Employee, Consultant or Director upon the condition that such person commence Service with the Participating Company Group shall be deemed granted effective on the date such person's Service commences, with an exercise price determined as of such date in accordance with Section 6.1.

                  5.3 FAIR MARKET VALUE LIMITATION. To the extent that options designated as Incentive Stock Options (granted under all stock option plans of the Participating Company Group, including the Plan) become exercisable by an Optionee for the first time during any calendar year for stock having a Fair Market Value greater than One Hundred Thousand Dollars ($100,000), the portion of such options which exceeds such amount shall be treated as Nonstatutory Stock Options. For purposes of this Section 5.3, options designated as Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of stock shall be determined as of the time the option with respect to such stock is granted. If the Code is amended to provide for a different limitation from that set forth in this Section 5.3, such different limitation shall be deemed incorporated herein effective as of the date and with respect to such Options as required or permitted by such amendment to the Code. If an Option is treated as an Incentive Stock Option in part and as a Nonstatutory Stock Option in part by reason of the limitation set forth in this
Section 5.3, the Optionee may designate which portion of such Option the Optionee is exercising and separate certificates representing each such portion shall be issued upon the exercise of the Option. In the absence of such designation, the Optionee shall be deemed to have exercised the Incentive Stock Option portion of the Option first.

                  5.4 SECTION 162(m) GRANT LIMIT. Subject to adjustment as provided in Section 4.2, at any such time as a Participating Company is a "publicly held corporation" within the meaning of Section 162(m), no Optionee shall be granted one or more Options within any fiscal year of the Company which in the aggregate are for the purchase of more than two hundred thousand (200,000) shares; provided, however, that such limit shall be six hundred thousand (600,000) shares in an Optionee's first fiscal year of Service with the Participating Company Group (the "SECTION 162(m) GRANT LIMIT"). An Option which is canceled in the same fiscal year of the Company in which it was granted shall continue to be counted against the
Section 162(m) Grant Limit for such period.

         6. TERMS AND CONDITIONS OF OPTIONS. Options shall be evidenced by Option Agreements specifying the number of shares of Stock covered thereby, in such form as the Board shall from time to time establish. Option Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

                  6.1 EXERCISE PRICE. The exercise price for each Option shall be established in the sole discretion of the Board; provided, however, that (a) no Option shall have an exercise price per share less than the Fair Market Value of a share of Stock on the effective date of grant of the Option and (b) no Incentive Stock Option granted to a Ten Percent Owner Optionee shall have an exercise price per share less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price lower than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner qualifying under the provisions of Section 424(a) of the Code.

                  6.2 EXERCISE PERIOD.

                           (a) EXERCISABILITY AND DURATION. Options shall be
exercisable, on or before the date of their expiration (the "OPTION EXPIRATION DATE"), at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria, and restrictions as shall be determined by the Board and set forth in the Option Agreement evidencing such Option. The Option Expiration Date for each Option shall be determined by the Board in the grant of such Option, provided, however, that (a) no Incentive Stock Option shall be exercisable after the expiration of ten (10) years after the effective date of grant of such Option and (b) no Incentive Stock Option granted to a Ten Percent Owner Optionee shall be exercisable after the expiration of five (5) years after the effective date of grant of such Option. Except as otherwise provided in this Section 6.2 or by the Board in the grant of an Option, the Option Expiration Date of any Option granted hereunder shall be the date occurring ten (10) years after the effective date of grant of the Option.

                           (b) TERMINATION OF OPTION. An Option shall terminate
and may no longer be exercised on the first to occur of (a) the Option Expiration Date of such Option, (b) the last date for exercising the Option following termination of the Optionee's Service as described in Section 6.8, or
(c) a Transfer of Control to the extent provided in Section 8.

                  6.3 PAYMENT OF EXERCISE PRICE.

                           (a) FORMS OF CONSIDERATION AUTHORIZED. Except as
otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash, by check, or cash equivalent, (ii) by tender to the Company of shares of Stock owned by the Optionee having a Fair Market Value (as determined by the Company without regard to any restrictions on transferability applicable to such stock by reason of federal or state securities laws or agreements with an underwriter for the Company) not less than the exercise price, (iii) by the assignment of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System) (a "CASHLESS EXERCISE"), (iv) in the Company's sole discretion at the time an Option is exercised, by cash for a portion of the aggregate exercise price not less than the par value, if any, of the shares being acquired and the Optionee's promissory note for the balance of the aggregate exercise price in a form approved by the Company, (v) by such other consideration as may be approved by the Board from time to time to the extent permitted by applicable law, or (vi) by any combination thereof. The Board may at any time or from time to time, by adoption of or by amendment to the standard forms of Option Agreement described in Section 7, or by other means, grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration.

                           (b) TENDER OF STOCK. Notwithstanding the foregoing,
an Option may not be exercised by tender to the Company of shares of Stock to the extent such tender of Stock would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company's stock. Unless otherwise provided by the Board, an Option may not be exercised by tender to the Company of shares of Stock unless such shares either have been owned by the Optionee for more than six (6) months or were not acquired, directly or indirectly, from the Company.

                           (c) CASHLESS EXERCISE. The Company reserves, at any
and all times, the right, in the Company's sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise.

                           (d) PAYMENT BY PROMISSORY NOTE. No promissory note
shall be permitted if the exercise of an Option using a promissory note would be a violation of any law. Any permitted promissory note shall be on such terms as the Board shall determine at the time the Option is granted. The Board shall have the authority to permit or require the Optionee to secure any promissory note used to exercise an Option with the shares of Stock acquired upon the exercise of the Option or with other collateral acceptable to the Company. Unless otherwise provided by the Board, if the Company at any time is subject to the regulations promulgated by the Board of Governors of the Federal Reserve System or any other governmental entity affecting the extension of credit in connection with the Company's securities, any promissory note shall comply with such applicable regulations, and the Optionee shall pay the unpaid principal and accrued interest, if any, to the extent necessary to comply with such applicable regulations. Except as the Company and an Optionee otherwise agree, no Option granted to such Optionee may be exercised following termination of the Optionee's Service by delivery of a promissory note.

                  6.4 TAX WITHHOLDING. The Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable upon the exercise of an Option, or to accept from the Optionee the tender of, a number of whole shares of Stock having a Fair Market Value, as determined by the Company, equal to all or any part of the federal, state, local and foreign taxes, if any, required by law to be withheld by the Participating Company Group with respect to such Option or the shares acquired upon the exercise thereof. Alternatively or in addition, in its sole discretion, the Company shall have the right to require the Optionee, through payroll withholding, cash payment or otherwise, including by means of a Cashless Exercise, to make adequate provision for any such tax withholding obligations of the Participating Company Group arising in connection with the Option or the shares acquired upon the exercise thereof. The Company shall have no obligation to deliver shares of Stock or to release shares of Stock from any escrow established pursuant to the Option Agreement until the Participating Company Group's tax withholding obligations have been satisfied by the Optionee.

                  6.5 FRACTIONAL SHARES. The Company shall not be required to issue fractional shares upon the exercise of any Option.

                  6.6 CERTIFICATE REGISTRATION. Except in the event the exercise price of an Option is paid by means of a Cashless Exercise, the certificate for the shares as to which the Option is exercised shall be registered in the name of the Optionee, if requested by the Optionee, in the name of the Optionee and his or her spouse, or, if applicable, in the names of the heirs of the Optionee or such other person or persons who acquired the right to exercise the Option in accordance with the terms of the Plan and the Option Agreement.

                  6.7 REPURCHASE RIGHTS. Shares issued under the Plan may be subject to a right of first refusal, one or more repurchase options, or other conditions and restrictions as determined by the Board in its sole discretion at the time the Option is granted. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company. Upon request by the Company, each Optionee shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

                  6.8 EFFECT OF TERMINATION OF SERVICE.

                           (a) DISABILITY OF OPTIONEE. If an Optionee's Service
with the Participating Company Group is terminated because of the Disability of the Optionee, any Option granted to such Optionee, to the extent unexercised and exercisable on the date on which the Optionee's Service terminated, may be exercised by the Optionee (or the Optionee's guardian, legal representative, or other person who acquired the right to exercise the option, as the case may be) at any time prior to the expiration of the Post-Service Exercise Period set forth in the Option Agreement evidencing such Option or such other longer period as the Board, in its sole discretion, shall permit, but in any event no later than the Option Expiration Date. Unless otherwise determined by the Board at the time an Option is granted, for purposes of this Section 6.8(a), the Post-Service Exercise Period shall be a period of twelve (12) months after the date on which the Optionee's Service terminated because of the Disability of the Optionee.

                           (b) DEATH OF OPTIONEE. If an Optionee's Service with
the Participating Company Group is terminated because of the death of the Optionee, any Option granted to such Optionee, to the extent unexercised and exercisable on the date on which the Optionee's Service terminated, may be exercised by the Optionee's legal representative or other person who acquired the right to exercise the Option by reason of the Optionee's death at any time prior to the expiration of the Post-Service Exercise Period set forth in the Option Agreement evidencing such Option or such longer period as the Board, in its sole discretion, shall permit, but in any event no later than the Option Expiration Date. Unless otherwise determined by the Board at the time an Option is granted, for purposes of this Section 6.8(b), the Post-Service Exercise Period shall be a period of twelve (12) months after the date on which the Optionee's Service terminated because of the death of the Optionee. An Optionee's Service shall be deemed to have terminated because of death if the Optionee dies within three (3) months after the Optionee's termination of Service.

                           (c) OTHER TERMINATION OF SERVICE. If an Optionee's
Service with the Participating Company Group terminates for any reason, except Disability or death, any Option granted to the Optionee, to the extent unexercised and exercisable on the date on which the Optionee's Service terminated, may be exercised by the Optionee (or other person who acquired the right to exercise the Option) at any time prior to the expiration of the Post-Service Exercise Period set forth in the Option Agreement evidencing such Option or such longer period as the Board, in its sole discretion, shall permit, but in any event no later than the Option Expiration Date. Unless otherwise determined by the Board at the time an Option is granted, for purposes of this
Section 6.8(c), the Post-Service Exercise Period shall be a period of one (1) month after the date on which the Optionee's Service terminated for any reason other than the Disability or death of the Optionee.

                           (d) EXTENSION IF EXERCISE PREVENTED BY LAW.
Notwithstanding the foregoing, if the exercise of an Option within the applicable Post-Service Exercise Period set forth in this Section 6.8 is prevented by the provisions of Section 11 below, the Option shall remain exercisable until three (3) months after the date the Optionee is notified by the Company that the Option is exercisable, but in any event no later than the Option Expiration Date.

                           (e) EXTENSION IF OPTIONEE SUBJECT TO SECTION 16(b).
Notwithstanding the foregoing, if a sale within the applicable Post-Service Exercise Period set forth in Section this Section 6.8 of shares acquired upon the exercise of an Option would subject the Optionee to suit under Section 16(b) of the Exchange Act, the Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which a sale of such shares by the Optionee would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Optionee's termination of Service, or (iii) the Option Expiration Date.

                  6.9 RIGHTS AS A STOCKHOLDER, EMPLOYEE OR CONSULTANT. No person shall have any rights as a stockholder with respect to any shares covered by an Option until the date of the issuance of a certificate for the shares for which the Option has been exercised (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such certificate is issued, except as provided in Section 4.2. Nothing in the Plan or in any Option Agreement shall confer upon any Optionee any right to continue in the Service of a Participating Company or interfere in any way with any right of the Participating Company Group to terminate the Optionee's Service as an Employee or Consultant, as the case may be, at any time.

         7. STANDARD FORMS OF OPTION AGREEMENT.

                  7.1 INCENTIVE STOCK OPTIONS. Unless otherwise provided by the Board at the time the Option is granted, an Option designated as an "Incentive Stock Option" shall comply with and be subject to the terms and conditions set forth in the form of Incentive Stock Option Agreement adopted by the Board concurrently with its adoption of the Plan and as amended from time to time.

                  7.2 NONSTATUTORY STOCK OPTIONS. Unless otherwise provided by the Board at the time the Option is granted, an Option designated as a "Nonstatutory Stock Option" shall comply with and be subject to the terms and conditions set forth in the form of Nonstatutory Stock Option Agreement adopted by the Board concurrently with its adoption of the Plan and as amended from time to time.

                  7.3 AUTHORITY TO VARY TERMS. The Board shall have the authority from time to time to vary the terms of any of the standard forms of Option Agreement described in this Section 7 either in connection with the grant or amendment of an individual Option or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of any such new, revised or amended standard form or forms of Option Agreement shall be in accordance with the terms of the Plan. Such authority shall include, but not by way of limitation, the authority to grant Options which are immediately exercisable subject to the Company's right to repurchase any unvested shares of Stock acquired by an Optionee upon the exercise of an Option in the event such Optionee's Service with the Participating Company Group is terminated for any reason, with or without cause.

         8. TRANSFER OF CONTROL.

                  8.1 DEFINITIONS.

                           (a) An "OWNERSHIP CHANGE EVENT" shall be deemed to
have occurred if any of the following occurs with respect to the Company:

                                   (i) a merger or consolidation in which the
Company is a party;

                                   (ii) the sale, exchange, or transfer of all
or substantially all of the assets of the Company; or

                                   (iii) a liquidation or dissolution of the
Company.

                           (b) A "TRANSFER OF CONTROL" shall mean an Ownership
Change Event wherein the stockholders of the Company immediately before such event do not retain immediately after such event direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding voting stock of the Company or the corporation or corporations to which the assets of the Company were transferred (the "TRANSFEREE CORPORATION(S)"), as the case may be. For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting stock of one or more corporations which, as a result of the Transaction, own the Company or the Transferee Corporation(s), as the case may be, either directly or through one or more subsidiary corporations.

                  8.2 EFFECT OF TRANSFER OF CONTROL ON OPTIONS. In the event of a Transfer of Control, the surviving, continuing, successor, or purchasing corporation or parent corporation thereof, as the case may be (the "ACQUIRING CORPORATION"), shall either assume the Company's rights and obligations under outstanding Options or substitute for outstanding Options substantially equivalent options for the Acquiring Corporation's stock. In the event the Acquiring Corporation elects not to assume or substitute for outstanding Options in connection with a Transfer of Control, any unexercisable or unvested portion of the outstanding Options shall be immediately exercisable and vested in full as of the date ten (10) days prior to the date of the Transfer of Control. The exercise or vesting of any Option that was permissible solely by reason of this
Section 8.2 shall be conditioned upon the consummation of the Transfer of Control. Any Options which are neither assumed or substituted for by the Acquiring Corporation in connection with the Transfer of Control nor exercised as of the date of the Transfer of Control shall terminate and cease to be outstanding effective as of the date of the Transfer of Control.

         9. PROVISION OF INFORMATION. Each Optionee shall be given access to information concerning the Company equivalent to that information generally made available to the Company's common stockholders.

         10. NONTRANSFERABILITY OF OPTIONS. During the lifetime of the Optionee, an Option shall be exercisable only by the Optionee or the Optionee's guardian or legal representative. No Option shall be assignable or transferable by the Optionee, except by will or by the laws of descent and distribution. Notwithstanding the foregoing, a Nonstatutory Stock Option shall be assignable or transferable to the extent permitted by the Board and set forth in the Option Agreement evidencing such Option.

         11. COMPLIANCE WITH SECURITIES LAW. The grant of Options and the issuance of shares of Stock upon exercise of Options shall be subject to compliance with all applicable requirements of federal, state or foreign law with respect to such securities. Options may not be exercised if the issuance of shares of Stock upon exercise would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, no Option may be exercised unless (a) a registration statement under the Securities Act shall at the time of exercise of the Option be in effect with respect to the shares issuable upon exercise of the Option or (b) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company's legal counsel to be necessary to the lawful issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to the exercise of any Option, the Company may require the Optionee to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

         12. INDEMNIFICATION. In addition to such other rights of indemnification as they may have as members of the Board or officers or employees of the Participating Company Group, members of the Board and any officers or employees of the Participating Company Group to whom authority to act for the Board is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

         13. TERMINATION OR AMENDMENT OF PLAN. The Board may terminate or amend the Plan at any time; provided that without the approval of the Company's stockholders, there shall be (a) no increase in the maximum aggregate number of shares of Stock that may be issued under the Plan (except by operation of the provisions of Section 4.2) and (b) no change in the class of persons eligible to receive Options. In any event, no termination or amendment of the Plan may adversely affect any then outstanding Option or any unexercised portion thereof, without the consent of the Optionee, unless such termination or amendment is required to enable an Option designated as an Incentive Stock Option to qualify as an Incentive Stock Option or is necessary to comply with any applicable law, regulation or rule.

         14. CONTINUATION OF PRIOR PLAN AS TO OUTSTANDING OPTIONS. Any other provision of the Plan to the contrary notwithstanding, the terms of the Prior Plan shall remain in effect and apply to all Options granted pursuant to the Prior Plan.

         IN WITNESS WHEREOF, the undersigned Secretary of the Company certifies that the foregoing KLA Instruments Corporation Restated 1982 Stock Option Plan was duly adopted by the Board on July 29, 1996.


                                           ____________________________________
                                           Secretary

                           KLA INSTRUMENTS CORPORATION

                           SECOND AMENDED AND RESTATED
                        1981 EMPLOYEE STOCK PURCHASE PLAN
                           (As Amended July 29, 1996)



         1. Purpose. On October 6, 1981, the KLA Instruments Corporation 1981 Employee Stock Purchase Plan (the "Initial Plan") was adopted. On July 1, 1984, the Initial Plan was amended and restated in its entirety and retitled the KLA Instruments Corporation 1981 Employee Stock Purchase Plan as Amended and Restated (the "Second Plan"). On July 19, 1989, the Second Plan was amended and restated in its entirety and retitled the KLA Instruments Corporation Amended and Restated 1981 Employee Stock Purchase Plan (the "Third Plan"). On August 3, 1993, the Third Plan was amended and restated in its entirety as set forth herein and retitled the KLA Instruments Corporation Second Amended and Restated 1981 Employee Stock Purchase Plan (the "Plan").

                  Notwithstanding any other provision of the Plan to the contrary, the terms and conditions of the Initial Plan, the Second Plan, and the Third Plan shall remain in full force and effect as to options granted and as to shares of common stock of KLA Instruments Corporation ("KLA") purchased pursuant to the Initial Plan, the Second Plan, and the Third Plan, respectively.

                  Notwithstanding any other provision of the Plan to the contrary, if an employee participating in the Plan is subject to section 16 of the Securities Exchange Act of 1934, as amended, (the "Exchange Act") any provisions of the Plan resulting from the amendment and restatement of the Second Plan and the Third Plan the application of which to such employee which would result in a "material increase" in the benefits accruing to such employee under the Plan such as to require stockholder approval of such provision for purposes of complying with Rule 16b-3 shall not apply to such employee and, instead, the applicable provision of the Initial Plan, the Second Plan, or the Third Plan, as the case may be, if any, shall apply to such employee. The Plan is established to provide eligible employees of KLA and any current or future parent and/or subsidiary corporations of KLA (collectively referred to as the "Company") with an opportunity through payroll deductions to acquire a proprietary interest in the Company by the purchase of common stock of KLA. (KLA and any such parent and/or subsidiary corporation of KLA shall be individually referred to herein as a "Participating Company." For purposes of the Plan, a parent corporation and a subsidiary corporation shall be as defined in sections 425(e) and 425(f) of the Internal Revenue Code of 1986, as amended (the "Code").)

                  It is intended that the Plan shall qualify as an "employee stock purchase plan" under section 423 of the Code (including any future amendments or replacements of such section), and the Plan shall be so construed. Any term not expressly defined in the Plan but defined for purposes of section 423 of the Code shall have the same definition herein.

                  An employee participating in the Plan (a "Participant") may withdraw such Participant's accumulated payroll deductions (if any) therein at any time during an Offering Period (as defined below). Accordingly, each Participant is, in effect, granted an option pursuant to the Plan (a "Purchase Right") which may or may not be exercised at the end of an Offering Period and which is intended to qualify as an option described in section 423 of the Code.

         2. Administration. The Plan shall be administered by the Board of Directors of KLA (the "Board") and/or by a duly appointed committee of the Board having such powers as shall be specified by the Board. Any subsequent references to the Board shall also mean the committee if a committee has been appointed. All questions of interpretation of the Plan or of any Purchase Right shall be determined by the Board and shall be final and binding upon all persons having an interest in the Plan and/or any Purchase Right. Subject to the provisions of the Plan, the Board shall determine all of the relevant terms and conditions of Purchase Rights granted pursuant to the Plan; provided, however, that all Participants granted Purchase Rights pursuant to the Plan shall have the same rights and privileges within the meaning of section 423(b)(5) of the Code. All expenses incurred in connection with the administration of the Plan shall be paid by the Company.

         3. Share Reserve. The maximum number of shares which may be issued under the Plan shall be four million eight hundred thousand (4,800,000) shares of KLA's authorized but unissued common stock or treasury stock (the "Shares"). In the event that any Purchase Right for any reason expires or is cancelled or terminated, the Shares allocable to the unexercised portion of such Purchase Right may again be subjected to a Purchase Right.

         4. Eligibility. Any employee of a Participating Company (including officers and directors who are also employees) is eligible to participate in the Plan except employees who own or hold options to purchase or who, as a result of participation in this Plan, would own or hold options to purchase, stock of the Company possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company within the meaning of section 423(b)(3) of the Code.

                  An employee who is also a director may participate in the Plan but may not purchase shares under the Plan until the Company's stockholders approve the

Plan. In the event that stockholder approval of the Plan is not obtained prior to the last Purchase Date of an Offering Period in which a director who is also an employee is participating, then any cash balance in such Participant's account shall be refunded to the Participant as soon as practical after the last day of the Offering Period.

         5.       Offering Dates.

                  (a) Offering Periods. Except as otherwise set forth below, the Plan shall be implemented by offerings (individually an "Offering") of two (2) years duration (an "Offering Period"). An Offering Period shall commence on the first day of January and July of each year. The first Offering Period shall commence on July 1, 1989. Notwithstanding the foregoing, the Board may establish a different term for one (1) or more Offerings and/or different commencing and/or ending dates for such Offerings and/or additional Offerings, including, without limitation, an Offering commencing October 1, 1989. An employee who becomes eligible to participate in the Plan after an Offering Period has commenced shall not be eligible to participate in such Offering but may participate in any subsequent Offering provided such employee is still eligible to participate in the Plan as of the commencement of any such subsequent Offering. The Company shall have the authority to designate the maximum number of Offerings in which an eligible employee may participate at any one time. The first day of an Offering Period shall be the "Offering Date" for such Offering Period. In the event the first and/or last day of an Offering Period is not a business day, the Company shall specify the business day that will be deemed the first or last day, as the case may be, of the Offering Period.

                  (b) Purchase Periods. Each Offering Period shall consist of four (4) consecutive purchase periods of six (6) months duration (a "Purchase Period"). The last day of each Purchase Period shall be the "Purchase Date" for such Purchase Period. Notwithstanding the foregoing, the Board may establish a different term for one (1) or more Purchase Periods and/or different commencing dates and/or Purchase Dates for such Purchase Periods. In the event the first and/or last day of a Purchase Period is not a business day, the Company shall specify the business day that will be deemed the first or last day, as the case may be, of the Purchase Period.

                  (c) Governmental Approval; Stockholder Approval. Notwithstanding any other provision of the Plan to the contrary, any Purchase Right granted pursuant to the Plan shall be subject to (i) obtaining all necessary governmental approvals and/or qualifications of the sale and/or issuance of the Purchase Rights and/or the Shares, and (ii) in the case of Purchase Rights with an Offering Date after an amendment of the Plan, obtaining any necessary approval of the stockholders of the Company required by paragraph 22.

         6.       Participation in the Plan.

                  (a) Initial Participation. An eligible employee shall become a Participant on the first Offering Date after satisfying the eligibility requirements set forth in paragraph 4 and delivering to the Company not later than the close of business on the date seven (7) days prior to such Offering Date or on a date as may be established by the Company from time to time (the "Subscription Date") a subscription agreement indicating the employee's election to participate in the Plan and authorizing payroll deductions. An eligible employee who does not deliver a subscription agreement to the Company on or before the Subscription Date shall not participate in the Plan for that Offering Period or for any subsequent Offering Period unless such eligible employee subsequently enrolls in the Plan by complying with the provisions of paragraph 4 and by filing a subscription agreement with the Company on or before the Subscription Date for such subsequent Offering Period. The Company may, from time to time, change the Subscription Date as deemed advisable by the Company in its sole discretion for proper administration of the Plan.

                  (b) Continued Participation. Participation in the Plan shall continue until (i) the Participant ceases to be eligible as provided in paragraph 4, (ii) the Participant withdraws from the Plan pursuant to paragraph 11, or (iii) the Participant terminates employment as provided in paragraph 12. If a Participant is automatically withdrawn from an Offering at the end of a Purchase Period of such Offering pursuant to paragraph 11(c), then the Participant shall automatically participate in the Offering Period commencing on the next business day. At the end of an Offering Period, each Participant in such terminating Offering Period shall automatically participate in the first subsequent Offering Period according to the same elections contained in the Participant's subscription agreement effective for the Offering Period which has just ended, provided such Participant is still eligible to participate in the Plan as provided in paragraph 4. However, a Participant may file a subscription agreement with respect to such subsequent Offering Period if the Participant desires to change any of the Participant's elections contained in the Participant's then effective subscription agreement.

         7. Right to Purchase Shares. During an Offering Period each Participant in such Offering Period shall have a Purchase Right consisting of the right to purchase that number of whole Shares arrived at by dividing Twenty Thousand Dollars ($20,000) by eighty-five percent (85%) of the fair market value of the Shares on the Offering Date of such Offering Period; provided, however, that in no event shall a Participant have a Purchase Right for more than four thousand (4,000) Shares.

         8. Purchase Price. The purchase price at which Shares may be acquired at the end of an Offering pursuant to the exercise of all or any portion of a Purchase Right granted under the Plan (the "Offering Exercise Price") shall be set by the Board;

provided, however, that the purchase price shall not be less than eighty-five percent (85%) of the lesser of (a) the fair market value of the Shares on the Offering Date of such Offering Period, or (b) the fair market value of the Shares at the time of exercise of all or any portion of the Purchase Right. Unless otherwise provided by the Board prior to the commencement of an Offering Period, the Offering Exercise Price shall be eighty-five percent (85%) of the lesser of (a) the fair market value of the Shares on the Offering Date of such Offering Period or (b) the fair market value of the Shares at the time of exercise of all or any portion of the Purchase Right. For purposes of the Plan, the fair market value of the Shares at any point in time shall be determined by the Board based on such factors as the Board deems relevant; including, without limitation, the mean of the bid and asked price of the Shares on the date in question (or the immediately preceding business day in the event the date in question falls on a weekend or legal holiday) as reported on the National Association of Securities Dealers Automated Quotations system, if available.

         9. Payment of Purchase Price. Shares which are acquired pursuant to the exercise of all or any portion of a Purchase Right for a given Offering Period may be paid for only by means of payroll deductions from the Participant's Compensation accumulated during the Offering Period. For purposes of the Plan, a Participant's "Compensation" with respect to an Offering shall include all amounts paid in cash and includable as "wages" subject to tax under section 3101(a) of the Code without applying the dollar limitation of section 3121(a) of the Code. Accordingly, Compensation shall include, without limitation, salaries, commissions, bonuses, overtime and amounts contributed to the Participant's Salary Reduction Account, as that term is defined in the Company's Employee Savings and Investment Plan (the "Savings and Investment Plan"). Compensation shall not include reimbursements of expenses, allowances, or any amount deemed received without the actual transfer of cash or any amounts directly or indirectly paid pursuant to the Plan or any other stock purchase or stock option plan or credits or benefits under the Savings and Investment Plan (other than as set forth above) or any other Company contributions or payments to any trust, fund, or plan to provide retirement, pension, profit sharing, health, welfare, death, insurance or similar benefits to or on behalf of such Participant or any other payments not specifically referenced above, except to the extent that the inclusion of any such item with respect to all Participants on a nondiscriminatory basis is specifically approved by the Board. Except as set forth below. the amount of Compensation to be withheld from a Participant's Compensation during each month shall be determined by the Participant's subscription agreement.

                  (a) Election to Decrease Withholding. During an Offering Period, a Participant may elect to decrease the amount withheld from his or her Compensation by filing an amended subscription agreement with the Company on or before the Change Notice Date. The "Change Notice Date" shall initially be the date fifteen (15) days prior to the end of the first pay period for which such election is to be effective; provided, however, the Company may change such Change Notice Date from time to time. A Participant may not elect to increase the amount withheld from the Participant's Compensation during an Offering Period.

                  (b) Limitations on Payroll Withholding. The amount of payroll withholding with respect to the Plan for any Participant shall be at least Ten Dollars ($10.00) per month but shall not exceed ten percent (10%) of the Participant's Compensation for any relevant pay period. Amounts shall be withheld in whole percentages only and shall be reduced by any amounts contributed by the Participant and applied to the purchase of Company stock pursuant to any other employee stock purchase plan qualifying under section 423 of the Code.

                  (c) Payroll Withholding. Payroll deductions shall commence on the first payday following the Offering Date and shall continue to the end of the Offering Period unless sooner altered or terminated as provided in the Plan.

                  (d) Participant Accounts. Individual accounts shall be maintained for each Participant. All payroll deductions from a Participant's Compensation shall be credited to such account and shall be deposited with the general funds of the Company. All payroll deductions received or held by the Company may be used by the Company for any corporate purpose.

                  (e) No Interest Paid. Interest shall not be paid on sums withheld from a Participant's Compensation

                  (f) Exercise of Purchase Right. On each Purchase Date of an Offering Period, each Participant who has not withdrawn from the Offering or whose participation in the Offering has not terminated on or before such last day shall automatically acquire pursuant to the exercise of the Participant's Purchase Right the number of whole Shares arrived at by dividing the total amount of the Participant's accumulated payroll deductions for the Purchase Period by the Offering Exercise Price; provided, however, that in no event shall the number of Shares purchased by the Participant exceed the number of Shares subject to the Participant's Purchase Right. No Shares shall be purchased on behalf of a Participant whose participation in the Offering or the Plan has terminated on or before the date of such exercise.

                  (g) Return of Cash Balance. Any cash balance remaining in the Participant's account shall be refunded to the Participant as soon as practical after the last day of the Offering Period. In the event the cash to be returned to a Participant pursuant to the preceding sentence is an amount less than the amount necessary to purchase a whole Share, the Company may establish procedures whereby such cash is maintained in the Participant's account and applied toward the purchase of Shares in the subsequent Purchase Period or Offering Period.

                  (h) Withholding. At the time the Purchase Right is exercised, in whole or in part, or at the time some or all of the Shares are disposed of, the Participant shall make adequate provision for foreign, federal and state tax withholding obligations of the Company, if any, which arise upon exercise of the Purchase Right and/or upon disposition of Shares. The Company may, but shall not be obligated to, withhold from the Participant's Compensation the amount necessary to meet such withholding obligations.

                  (i) Company Established Procedures. The Company may, from time to time, establish or change (i) a minimum required withholding amount for participation in any Offering, (ii) limitations on the frequency and/or number of changes in the amount withheld during an Offering, (iii) an exchange ratio applicable to amounts withheld in a currency other than United States dollars,
(iv) payroll withholding in excess of or less than the amount designated by a Participant in order to adjust for delays or mistakes in the Company's processing of subscription agreements, (v) the date(s) and manner by which the fair market value of the Shares is determined for purposes of the administration of the Plan, and/or (vi) such other limitations or procedures as deemed advisable by the Company in the Company's sole discretion which are consistent with the Plan.

                  (j) Expiration of Purchase Right. Any portion of a Participant's Purchase Right remaining unexercised after the end of the Offering Period to which such Purchase Right relates shall expire immediately upon the end of such Offering Period.

         10.      Limitations on Purchase of Shares; Rights as a Stockholder.

                  (a) Fair Market Value Limitation. Notwithstanding any other provision of the Plan, no Participant shall be entitled to purchase Shares under the Plan at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) in fair market value, determined as of the Offering Date for each Offering Period (or such other limit as may be imposed by the Code), for each calendar year in which the Participant participates in the Plan.

                  (b) Allocation of Shares. In the event the number of Shares which might be purchased by all Participants in the Plan exceeds the number of Shares available in the Plan pursuant to all Offerings which have commenced, the Company shall make a pro rata allocation of the remaining Shares (and within each Offering, to each Participant in such Offering) in as uniform a manner as shall be practicable and as the Company shall determine to be equitable.

                  (c) Rights as a Stockholder and Employee. A Participant shall have no rights as a stockholder by virtue of the Participant's participation in the Plan until the date of the issuance of a stock certificate(s) for the Shares being purchased pursuant to the exercise of the Participant's Purchase Right. No adjustment shall be made for cash dividends or distributions or other rights for which the record date is prior to the date such stock certificate(s) are issued. Nothing herein shall confer upon a Participant any right to continue in the employ of the Company or interfere in any way with any right of the Company to terminate the Participant's employment at any time.

         11.      Withdrawal.

                  (a) Withdrawal From an Offering. A Participant may withdraw from an Offering by signing a written notice of withdrawal on a form provided by the Company for such purpose and delivering such notice to the Company at any time prior to the end of an Offering Period; provided, however, that if a Participant withdraws after the Purchase Date for a Purchase Period of an Offering, the withdrawal shall not affect Shares acquired by the Participant in such Purchase Period. Unless otherwise indicated by the Participant, withdrawal from an Offering shall not result in a withdrawal from the Plan or any succeeding Offering therein. By withdrawing from an Offering on a Purchase Date, a Participant may have Shares purchased on such Purchase Date and immediately commence participating in the Offering commencing immediately after such Purchase Date. A Participant is prohibited from again participating in an Offering upon withdrawal from such Offering. The Company may impose, from time to time, a requirement that the notice of withdrawal be on file with the Company for a reasonable period prior to the effectiveness of the Participant's withdrawal from an Offering.

                  (b) Withdrawal from the Plan. A Participant may withdraw from the Plan by signing a written notice of withdrawal on a form provided by the Company for such purpose and delivering such notice to the Company. Withdrawals made after a Purchase Date of an Offering Period shall not affect shares acquired by the Participant on such Purchase Date. In the event a Participant voluntarily elects to withdraw from the Plan, the Participant may not resume participation in the Plan during the same Offering Period, but may participate in any subsequent Offering under the Plan by again satisfying the requirements of paragraph 6. The Company may impose, from time to time, a requirement that the notice of withdrawal be on file with the Company for a reasonable period prior to the effectiveness of the Participant's withdrawal from the Plan.

                  (c) Automatic Withdrawal From an Offering. If the fair market value of the Shares on a Purchase Date of an Offering is less than the fair market value of the Shares on the Offering Date for such Offering, then every Participant shall automatically (i) be withdrawn from the Offering at the close of the Purchase Date and after the acquisition of Shares for such Purchase Period, and
(ii) be enrolled in the Offering commencing on the first business day subsequent to such Purchase Period. A Participant may elect not to be automatically withdrawn from an Offering pursuant to this paragraph 11(c) by delivering to the Company not later than the close of business on the last business day before the date seven (7) days prior to the Purchase Date a written notice indicating such election; provided, however, that the Company may change the date such notice is required to be delivered to the Company from time to time.

         12. Termination of Employment. Termination of a Participant's employment with the Company for any reason, including retirement or death or the failure of a Participant to remain an employee eligible to participate in the Plan, shall terminate the Participant's participation in the Plan immediately. A Participant whose participation has been so terminated may again become eligible to participate in the Plan by again satisfying the requirements of paragraphs 4 and 6.

         13. Repayment of Payroll Deductions. In the event a Participant's interest in the Plan or any Offering therein is terminated for any reason, the balance held in the Participant's account shall be returned as soon as practical after such termination to the Participant (or, in the case of the Participant's death, to the Participant's legal representative) and all of the Participant's rights under the Plan shall terminate. Such account balance may not be applied to any other Offering under the Plan. No interest shall be paid on sums returned to a Participant pursuant to this paragraph 13.

         14. Transfer of Control. A "Transfer of Control" shall be deemed to have occurred in the event any of the following occurs with respect to the Control Company. For purposes of applying this paragraph 14, the "Control Company" shall mean the Participating Company whose stock is subject to the Purchase Right.

                  (a) the direct or indirect sale or exchange by the stockholders of the Control Company of all or substantially all of the stock of the Control Company where the stockholders of the Control Company before such sale or exchange do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Control Company;

                  (b) a merger in which the stockholders of the Control Company before such merger do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Control Company; or

                  (c) the sale, exchange, or transfer of all or substantially all of the Control Company's assets (other than a sale, exchange, or transfer to one (1) or more corporations where the stockholders of the Control Company before such sale, exchange, or transfer retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the corporation(s) to which the assets were transferred).

                  In the event of a Transfer of Control, the Board, in its sole discretion, shall either (i) provide that Purchase Rights granted under the Plan shall be fully exercisable to the extent of each Participant's account balance for the Offering Period as of a date prior to the Transfer of Control, as the Board so determines or (ii) arrange with the surviving, continuing, successor, or purchasing corporation, as the case may be, that such corporation assume the Company's rights and obligations under the Plan. All Purchase Rights shall terminate effective as of the date of the Transfer of Control to the extent that the Purchase Right is neither exercised as of the date of the Transfer of Control nor assumed by the surviving, continuing, successor, or purchasing corporation, as the case may be.

         15. Capital Changes. In the event of changes in the common stock of the Company due to a stock split, reverse stock split, stock dividend, combination, reclassification, or like change in the Company's capitalization, or in the event of any merger, sale or other reorganization, appropriate adjustments shall be made by the Company in the Plan's share reserve, the number and class of shares of stock subject to a Purchase Right and in the purchase price per share of any outstanding Purchase Right, including, without limitation, the number of Shares subject to a Purchase Right as set forth in paragraph 7.

         16. Non-Transferability. A Purchase Right may not be transferred in any manner otherwise than by will or the laws of descent and distribution and shall be exercisable during the lifetime of the Participant only by the Participant.

         17. Reports. Each Participant who exercised all or part of the Participant's Purchase Right for a Purchase Period shall receive as soon as practical after the last day of such Purchase Period a report of such Participant's account setting forth the total payroll deductions accumulated, the number of Shares purchased and the remaining cash balance to be refunded or retained in the Participant's account pursuant to paragraph 9(g), if any.

         18. Plan Term. This Plan shall continue until terminated by the Board or until all of the Shares reserved for issuance under the Plan have been issued or until December 31, 2000, whichever shall first occur.

         19. Restriction on Issuance of Shares. The issuance of shares pursuant to the Purchase Right shall be subject to compliance with all applicable requirements of federal or state law with respect to such securities. The Purchase Right may not be exercised if the issuance of shares upon such exercise would constitute a violation of any applicable federal or state securities laws or other law or regulations. In addition, no Purchase Right may be exercised unless (i) a registration statement under the Securities Act of 1933, as amended, shall at the time of exercise of the Purchase Right be in effect with respect to the shares issuable upon exercise of the Purchase Right, or (ii) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Purchase Right may be issued in accordance with the terms of an applicable exemption from the registration requirements of said Act. As a condition to the exercise of the Purchase Right, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

         20. Legends. The Company may at any time place legends or other identifying symbols referencing any applicable federal and/or state securities restrictions and any provision convenient in the administration of the Plan on some or all of the certificates representing shares of stock issued under the Plan. The Participant shall, at the request of the Company, promptly present to the Company any and all certificates representing shares acquired pursuant to a Purchase Right in the possession of the Participant in order to effectuate the provisions of this paragraph.

         21. Transfer Restrictions. The Company, in its absolute discretion, may impose such restrictions on the transferability of the shares purchasable upon the exercise of a Purchase Right as it deems appropriate and any such restriction shall be set forth in the respective subscription agreement and may be referred to on the certificates evidencing such shares. The Company may require the employee to give the Company prompt notice of any disposition of shares of stock acquired by exercise of a Purchase Right within two years from the date of granting such Purchase Right or one year from the date of exercise of such Purchase Right. The Company may direct that the certificates evidencing shares acquired by exercise of a Purchase Right refer to such requirement to give prompt notice of disposition.

         22. Amendment or Termination of the Plan. The Board may at any time amend or terminate the Plan, except that (i) such termination shall not affect Purchase Rights previously granted under the Plan except as permitted by the Plan, and (ii) no amendment may adversely affect a Purchase Right previously granted under the Plan (except to the extent permitted by the Plan or as may be necessary to qualify the Plan as an "employee stock purchase plan" pursuant to section 423 of the Code). In addition, an amendment to the Plan must be approved by the stockholders of the Company, within the meaning of section 423 of the Code, within twelve (12) months of the adoption of such amendment if such amendment would authorize the sale of more shares than are authorized for issuance under the Plan or would change the designation of corporations whose employees may be offered Purchase Rights under the Plan. Notwithstanding any other provision of the Plan to the contrary, in the event of an amendment to the Plan which affects the rights or privileges of Purchase Rights to be offered under the Plan, each Participant with an outstanding Purchase Right shall have the right to exercise such outstanding Purchase Right on the effective date of the amendment.

         IN WITNESS WHEREOF, the undersigned Secretary of KLA Instruments Corporation certifies that the foregoing Second Amended and Restated 1981 Employee Stock Purchase Plan, as amended, was duly adopted by the Board of Directors of KLA Instruments Corporation on July 29, 1996.




                           -----------------------------------------------------

                           KLA INSTRUMENTS CORPORATION

                           SECOND AMENDED AND RESTATED
                        1981 EMPLOYEE STOCK PURCHASE PLAN

                             SUBSCRIPTION AGREEMENT

______   Original Application
______   Change in Percentage of Payroll Deductions

         I hereby elect to participate in the Second Amended and Restated 1981 Employee Stock Purchase Plan (the "Stock Purchase Plan") of KLA Instruments Corporation (the "Company") and subscribe to purchase shares of the Company's common stock (the "Shares") as determined in accordance with the terms of the Stock Purchase Plan.

         I hereby authorize payroll deductions in the amount of $____________ or __________ percent of my compensation from each paycheck throughout the "Offering Period" (as defined in the Stock Purchase Plan) in accordance with the terms of the Stock Purchase Plan. (The amount deducted each [pay period] [month] must be at least [$ ] and may be no greater than 10% of compensation for any pay period (if stated in percentages, must be in whole percentages).) I understand that these payroll deductions will be accumulated for the purchase of Shares at the applicable purchase price determined in accordance with the Stock Purchase Plan. I further understand that, except as otherwise set forth in the Stock Purchase Plan, Shares will be purchased for me automatically on the last day of the Purchase Period unless I withdraw from the Stock Purchase Plan or from the Offering Period by giving written notice to the Company or unless I terminate employment.

         I understand that I will automatically participate in each subsequent Offering Period under the Stock Purchase Plan until such time as I file with the Company a notice of withdrawal from the Stock Purchase Plan or any such subsequent Offering Period on such form as may be established from time to time by the Company or I terminate employment.

         I understand that I will be automatically withdrawn from an Offering Period and be automatically enrolled in the subsequent Offering Period if the fair market value of the Shares on the purchase date of an Offering Period is less than the fair market value of the Shares on the first day of such Offering Period; provided, however, that I may elect not to be automatically withdrawn if I notify the Company in writing of such election no later than the close of business on the last business day before the date 7 days prior to the purchase date of such Offering Period.

         Shares purchased for me under the Stock Purchase Plan should be issued in the name set forth below. I understand that Shares may be issued either in my name alone or together with my spouse as community property or in joint tenancy.)

         NAME: __________________________________
         ADDRESS: _______________________________
                  _______________________________
                  _______________________________

         MY SOCIAL SECURITY NUMBER: ____________________________



         I am familiar with the terms and provisions of the Stock Purchase Plan and hereby agree to participate in the Stock Purchase Plan subject to all of the terms and provisions thereof. I understand that the Board reserves the right to amend the Stock Purchase Plan and my right to purchase stock under the Stock Purchase Plan as may be necessary to qualify the Plan as an employee stock purchase plan as defined in section 423 of the Internal Revenue Code of 1986, as amended. I understand that the effectiveness of this subscription agreement is dependent upon my eligibility to participate in the Stock Purchase Plan.



Date: _______________________           Signature: _____________________________

                           KLA INSTRUMENTS CORPORATION

                           SECOND AMENDED AND RESTATED
                        1981 EMPLOYEE STOCK PURCHASE PLAN

                              NOTICE OF WITHDRAWAL

         I hereby elect to withdraw from the current offering (the "Offering") of the common stock of KLA Instruments Corporation (the "Company") under the Second Amended and Restated 1981 Employee Stock Purchase Plan (the "Stock Purchase Plan"), and hereby request that all payroll deductions credited to my account under the Stock Purchase Plan with respect to the Offering (if any), and not previously used to purchase shares of common stock of the Company under the Stock Purchase Plan, be paid to me as soon as is practical. I understand that this Notice of Withdrawal automatically terminates my interest in the Offering.

         As to participation in future offerings of stock under the Stock Purchase Plan, I elect as follows:

________ I elect to participate in future offerings under the Stock Purchase
Plan.

                  I understand that by making the election set forth above I will automatically participate in each subsequent Offering under the Stock Purchase Plan until such time as I file with the Company a notice of withdrawal from the Stock Purchase Plan or any such subsequent offering on such form as may be established from time to time by the Company or I terminate employment.

________ I elect not to participate in future offerings under the Stock Purchase Plan.

                  I understand that by making the election set forth above I terminate my interest in the Stock Purchase Plan and that no further payroll deductions will be made unless I elect in accordance with the Stock Purchase Plan to become a participant in another offering under the Stock Purchase Plan.

         I understand that if no election is made as to participation in future offerings under the Stock Purchase Plan, I will be deemed to have elected to participate in such future offerings.



Date: _______________________           Signature: _____________________________

October 11, 1996


Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of KLA Instruments Corporation (the "Company") to be held at 11:00 a.m. on Monday, November 18, 1996, at the offices of the Company located at 160 Rio Robles, San Jose, California. Detailed information as to the business to be transacted at the meeting is contained in the accompanying Notice of Annual Meeting and Proxy Statement.

Regardless of whether you plan to attend the meeting, it is important that your shares be voted. Accordingly, we ask that you sign and return your proxy as soon as possible in the envelope provided. If you do plan to attend the meeting, please mark the appropriate box on the proxy.

                                        Sincerely,

                                        Paul E. Kreutz

                                        Secretary




                                  DETACH HERE

      Please mark
/ X / votes as in
      this example.

      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES FOR DIRECTOR AND FOR PROPOSALS 2, 3, AND 4.

      1.  ELECTION OF TWO (2) CLASS I DIRECTORS

          NOMINEES:  KENNETH LEVY AND SAMUEL RUBINOVITZ.

                        FOR                     WITHHELD

                        / /                       / /

          / / ________________________________________
              For both nominees, except as noted above

      2. To approve amendments to the 1982 Stock Option Plan (a) to increase the number of shares reserved for issuance thereunder (i) by 1,600,000 shares in fiscal 1997, (ii) on the first day of each subsequent fiscal year by 3% of the number of shares of Common Stock then issued and outstanding, and (iii) at any time by the number of shares repurchased on the open market for issuance thereunder, and (b) to extend the term to July 29, 2006, all as described more fully in the Proxy Statement.

                        FOR             AGAINST           ABSTAIN

                        / /               / /               / /

      3. To approve an amendment to the 1981 Employee Stock Purchase Plan to increase the number of shares reserved for issuance thereunder by 800,000 shares.

                        FOR             AGAINST           ABSTAIN

                        / /               / /               / /

      4. To ratify the appointment of Price Waterhouse LLP as the Independent accountants of the Company for the fiscal year ending June 30, 1997.

                        FOR             AGAINST           ABSTAIN

                        / /               / /               / /

            MARK HERE IF YOU PLAN              MARK HERE FOR ADDRESS
            TO ATTEND THE MEETING              CHANGE AND NOTE BELOW

                     / /                                / /

Please sign exactly as your name appears. If more than one name appears, all must sign.


Signature:___________________________________      Date:_____________

Signature:___________________________________      Date:_____________

                                  DETACH HERE



                          KLA INSTRUMENTS CORPORATION

                    Proxy for Annual Meeting of Stockholders

P                     Solicited by the Board of Directors
R
O       The undersigned, revoking all prior proxies, hereby appoints Kenneth
X   Levy and Kenneth Schroeder, or either, with full power of substitution as
Y proxies to represent and vote as designated in this proxy any and all shares of the stock of KLA Instruments Corporation, held or owned by or standing in the name of the undersigned on the Company's books on September 20, 1996, at the Annual Meeting of Stockholders of the Company to be held at the principal executive offices of the Company at 11:00 a.m. on November 18, 1996, and any continuation or adjournment thereof, with all powers the undersigned would possess if personally present at the meeting.

        The undersigned hereby directs and authorizes said proxies and each of them, or their substitute or substitutes, to vote as specified with respect to the proposals listed on the reverse side, or, if no specification is made, to vote in favor thereof.

        The undersigned hereby further confers upon said proxies, and each of them, or their substitute or substitutes, discretionary authority to vote with respect to all other matters that may properly come before the meeting or any continuation or adjournment thereof.

        The undersigned hereby acknowledges receipt of: (a) Notice of Annual Meeting of Stockholders of the Company, (b) accompanying Proxy Statement, and (c) Annual Report to Stockholders for the year ending June 30, 1996.

         CONTINUED AND TO BE SIGNED ON REVERSE SIDE    / SEE REVERSE /
                                                            SIDE